as filed with the Securities and Exchange Commission on December 24, 2003


                                     Securities Act Registration No. 333-110064
                                     Investment Company Act File Number  814-176

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM N-2

                             REGISTRATION STATEMENT

                    UNDER THE SECURITIES ACT OF 1933: [ ]


                        PRE-EFFECTIVE AMENDMENT NO. 5 [X]


                       POST-EFFECTIVE AMENDMENT NO.   [ ]
                                     AND/OR

                                   -----------

                           HARRIS & HARRIS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                              111 West 57th Street
                                   Suite 1100
                            New York, New York 10019
                    (Address of Principal Executive Offices)

                                 (212) 582-0900
              (Registrant's Telephone Number, including Area Code)

                        Charles E. Harris, Chairman, CEO
                              111 West 57th Street
                                   Suite 1100
                            New York, New York 10019
                     (Name and Address of Agent for Service)
                                   -----------

                                   Copies to:

         Richard T. Prins, Esq.                          Gary M. Epstein, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP               Randolph A. Bullard, Esq.
           Four Times Square                             Greenberg Traurig LLP
        New York, New York 10036                         1221 Brickell Avenue
             (212) 735-3000                               Miami, Florida 33131
                                                            (305) 579-0500

                               ------------------

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                                   -----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                              Proposed Maximum   Proposed Maximum
                                            Amount Being       Offering Price       Aggregate         Amount of
Title of Securities Being Registered         Registered           per Share     Offering Price(1)  Registration Fee
------------------------------------         ----------           ---------     -----------------  ----------------
Common Shares, $0.01 par value                2,300,000             $8.42         $19,366,000        $1,567(2)



(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 and based on the average of the high and low prices as reported on the Nasdaq National Market of the registrant's common stock on December 19, 2003.


(2)      Previously paid.

                                   -----------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8, MAY DETERMINE.

                           HARRIS & HARRIS GROUP, INC.
                              CROSS-REFERENCE SHEET


                                PART A-PROSPECTUS

Items in Part A of Form N-2                                                     Location in prospectus
---------------------------                                                     ----------------------
Item 1.       Outside Front Cover                                    Front Cover Page
Item 2.       Inside Front and Outside Back Cover Page               Front Cover Page; Inside Front Cover Page
Item 3.       Fee Table and Synopsis                                 Prospectus Summary; Table of Fees and Expenses
Item 4.       Financial Highlights                                   Financial Highlights
Item 5.       Plan of Distribution                                   Prospectus Summary; Underwriting
Item 6.       Selling Shareholders                                   Not Applicable
Item 7.       Use of Proceeds                                        Use of Proceeds
Item 8.       General Description of the Registrant                  Business; Risk Factors; Investment Policies
Item 9.       Management                                             Management of the Company
Item 10.      Capital Stock, Long-Term Debt and Other Securities     Prospectus Summary; Capitalization; Dividends and
                                                                     Distributions; Taxation; Risk Factors
Item 11.      Defaults and Arrears on Senior Securities              Not Applicable
Item 12.      Legal Proceedings                                      Management of the Company
Item 13.      Table of Contents of the Statement of Additional       Not Applicable
              Information


Items in Part B of Form N-2(1)                                                  Location in prospectus
------------------------------                                                  ----------------------

Item 14.      Cover Page                                             Not Applicable
Item 15.      Table of Contents                                      Not Applicable
Item 16.      General Information and History                        Business; Our History
Item 17.      Investment Objective and Policies                      Business; Investment Policies
Item 18.      Management of the Company                              Management of the Company
Item 19.      Control Persons and Principal Shareholders             Management of the Company
Item 20.      Investment Advisory and Other Services                 Not Applicable
Item 21.      Brokerage, Allocation and Other Practices              Investment Policies; Underwriting
Item 22.      Tax Status                                             Taxation
Item 23.      Financial Statements                                   Financial Statements

                            PART C-OTHER INFORMATION

    Items 24-33 have been answered in Part C of this Registration Statement.


--------
(1) Pursuant to General Instructions to Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part A: The Prospectus of the Registration Statement.

                              SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED DECEMBER 24, 2003




                           HARRIS & HARRIS GROUP, INC.

                                2,000,000 Shares

                                  Common Stock

         Harris & Harris Group, Inc. is a venture capital business development company that operates as a non-diversified business development company under the Investment Company Act of 1940. We are offering 2,000,000 shares of our common stock plus 300,000 additional shares if the underwriter exercises its over-allotment option at the public offering price less underwriter discounts and commissions within 30 days from the date of this prospectus. We are selling all of the shares offered hereby. Our common stock is listed on the Nasdaq National Market under the symbol "TINY." On December 19, 2003, the last reported sale price of our common stock was $8.65.

         An Investment In The Securities Offered In This Prospectus Involves A High Degree Of Risk. You Should Consider Investing In Us Only If You Are Capable Of Sustaining The Loss Of Your Entire Investment. See "Risk Factors" beginning on page 7.

         This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest in the shares of common stock and retain it for future reference. Material that has been incorporated by reference and other information about us can be obtained from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

         Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.


                                      Price to Public          Sales Load           Proceeds to Company(3)
                             -------------------------- -------------------------- --------------------------

Total Minimum(1)                         $                          $                          $

Total Maximum(2)                         $                          $                          $

----------------

(1)  If over-allotment is not exercised.
(2)  If over-allotment is exercised.
(3) Before deduction of expenses incurred by us, estimated at $ . After deducting the expenses, the net proceeds to us will be $ .



         The  shares of common  stock will be ready for  delivery  on or
about       , 2003 at the offices of in New York.

                             PUNK, ZIEGEL & COMPANY



                      The date of the prospectus is , 2003.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.


         In this prospectus, unless otherwise indicated, "Harris & Harris," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc. This prospectus also includes trademarks owned by other persons.

                               -------------------



                                TABLE OF CONTENTS
                                                                                                                Page

PROSPECTUS SUMMARY................................................................................................1

TABLE OF FEES AND EXPENSES........................................................................................5

RISK FACTORS......................................................................................................8

FORWARD-LOOKING INFORMATION......................................................................................14

USE OF PROCEEDS..................................................................................................15

PRICE RANGE OF COMMON STOCK......................................................................................15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS............................16

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA...................................................................18

BUSINESS 26

GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES...................................................................27

DETERMINATION OF NET ASSET VALUE.................................................................................31

INVESTMENT POLICIES..............................................................................................35

MANAGEMENT OF THE COMPANY........................................................................................37

DIVIDENDS AND DISTRIBUTIONS......................................................................................43

TAXATION 54

CERTAIN GOVERNMENT REGULATIONS...................................................................................54

CAPITALIZATION...................................................................................................55

UNDERWRITING.....................................................................................................57

LEGAL MATTERS....................................................................................................59

EXPERTS  60

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS.........................................................................61

FURTHER INFORMATION..............................................................................................61

PRIVACY PRINCIPLES OF THE COMPANY................................................................................62

PART C-- OTHER INFORMATION......................................................................................C-1

                               PROSPECTUS SUMMARY

         This summary highlights information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 7.

Our Business

         Harris & Harris Group, Inc. is a venture capital company specializing in tiny technology that operates as a non-diversified business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. For tax purposes, we operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Our approach is comprised of a patient examination of available early stage opportunities, thorough due diligence and close involvement with management.


         We make new venture capital investments exclusively in "tiny technology," which we define as microsystems, microelectromechanical systems (which we refer to as MEMS) and nanotechnology. We consider a company to be a tiny technology company if the company employs intellectual property which we consider to be at the microscale or smaller and which is material to its business plan. Our portfolio includes non-tiny technology investments made prior to 2001, and we may make follow-on investments in either tiny or non-tiny technology companies. By making these investments, we seek to provide our shareholders with an increasingly specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded U.S. venture capital company specializing in tiny technology.


         Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in general use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology has significant scientific, engineering and commercialization risks. See "Business" and "Risk Factors."

         As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field while our portfolio companies are still private. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new intellectual property in tiny technology. To the investor, we offer:

         o a portfolio consisting of investments that are generally available only to a small, highly specialized group of investors;

         o a team of professionals including three full time members of management, Charles E. Harris, Mel P. Melsheimer and Douglas
                  W. Jamison, and two directors who are also consultants, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, who collectively have expertise in venture capital investing, intellectual property and nanotechnology to evaluate and monitor investments;

         o the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

         o through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.

         The number of tiny technology investment opportunities available to us has increased over the past two years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies. We believe that our expertise and record of prior investments in tiny technology are likely to lead us to additional tiny technology investment opportunities in the future. We intend to use the net proceeds of this offering to:

         o increase our capital in order to take advantage of these investment opportunities;

         o increase the types of tiny technology companies in our portfolio;

         o increase the percentage of our total assets invested in tiny technology; and


         o lower our expenses as a percentage of assets and otherwise achieve certain economies and advantages of scale in our operations since our costs are primarily fixed. Therefore, as our assets increase by the net proceeds of this offering, those fixed costs will represent a smaller percentage of our assets.


We identify investment opportunities primarily through four channels:

         o        our involvement in the field of tiny technology;

         o research universities that seek to transfer their scientific discoveries to the private sector;

         o        other venture capital companies seeking co-investors; and

         o direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

         Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first tiny technology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a BDC. Recognizing the potential of tiny technology, we continued to monitor developments in the field, eventually making tiny technology our exclusive focus for initial investments. Since August 2001, all 12 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

         Our portfolio now includes a total of 18 companies, 13 of which we consider to be involved in tiny technology. We are an internally managed investment company; that is, our officers and employees, rather than an investment adviser, manage our operations under the general supervision of our board of directors.


         As is usual in the venture capital industry, our venture capital investments are primarily in convertible preferred stock, which is usually the most senior security in a portfolio company's equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of common stock (usually the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.


Tiny Technology

         Tiny technology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 micrometers. Tiny technology manifests itself in tools, materials and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, material sciences, computer science and the engineering sciences.

         Examples of tiny technology-enabled products currently on the market are quite diverse. They include accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast acting painkillers.

         Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device from 100 microns down to 0.1 micron in size may be considered "micro." Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

         Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology's broad applicability presents significant and diverse market opportunities.

Risk Factors

         Set forth below is a summary of certain risks that you should carefully consider before investing in us through the offering. See "Risk Factors" below for a more detailed discussion of the risks in investing in our shares of common stock.

         o Investing in small, private companies involves a high degree of risk and is highly speculative.

         o We may invest in companies working with technologies or intellectual property which currently has few or no proven commercial applications.

         o We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

         o Unfavorable economic conditions could impair our ability to engage in liquidity events.

         o Because there is generally no established market in which to value our investments, our valuation committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

         o Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.


         o Approximately 36% of the net asset value attributable to our venture capital investment portfolio, or 21% of our net asset value, as of September 30, 2003, is concentrated in one company, NeuroMetrix, Inc., which is not a tiny technology company.

         o Approximately 44% of the net asset value attributable to our venture capital investment portfolio, or 67% of our net asset value, as of September 30, 2003, is not invested in tiny technology.


         o Bank borrowing or the issuance of debt securities or preferred stock by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to common shareholders more volatile.

         o Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

         o Our shares might trade at a discount from net asset value or at premiums that are unsustainable over the long term and currently trade at a substantial premium over net asset value.

Other Information

         Our website is www.TinyTechVC.com and is not incorporated by reference into this prospectus. We make available free of charge through our website the following materials as soon as reasonably practicable after filing or furnishing them to the SEC:

         o        our annual report on Form 10-K;

         o        our quarterly reports on Form 10-Q;

         o        our current reports on Form 8-K; and

         o        amendments to those reports.

The Offering
Common stock offered.....................        2,000,000 shares of common stock.
Common stock to be outstanding
after the offering.......................        13,498,845 shares.  Does not include 300,000 shares to be sold by us if the underwriter's over-allotment option is exercised in full, as described in "Underwriting."


Use of proceeds..........................        We estimate the net proceeds of the offering to be approximately
                                                 $      .  Although we will make initial investments exclusively in tiny technology, we can make follow-on investments in non-tiny technology companies.  Further, while considering venture capital investments, we may invest the proceeds in U.S. government and government agency securities, which are likely to yield less than our operating expense ratio.  We expect to invest or earmark for potential follow-on investment the net proceeds within approximately one year, depending on the available investment opportunities for the types of investments that we make.  We may also pay operating expenses, including due diligence expenses on new investments, from the proceeds.


Nasdaq National Market
symbol...................................        TINY

                           TABLE OF FEES AND EXPENSES

         The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common stock. Amounts are based on actual amounts, except for Other Expenses, for our current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.


Shareholder Transaction Expenses
     Sales Load (as a percentage of offering price)                               6.00%
     Offering Expenses (as a percentage of offering price)                        3.56


Annual Expenses (as a percentage of net assets attributable to common stock)
     Management Fees(1)                                                            N/A
     Interest Payments on Borrowed Funds                                           .05%
     Other Expenses(2)
         Profit-Sharing Accrual(3)                                                 .00
         Accrual for Mandatory Retirement(4)                                       .57
         Salaries and Benefits(5)                                                 3.34
         Administration and Operations(6)                                         1.96
         Professional Fees                                                         .84


Total Annual Expenses (7)                                                         6.76%


-------------------------------

(1) The Company has no external management fees because it is internally managed.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) We have an Employee Profit-Sharing Plan that provides for profit sharing equal to 20% of the net after-tax income we realize as reflected on our Consolidated Statement of Operations for each year, less non-qualifying gains, if any. Under the Employee Profit-Sharing Plan, the net income we realize includes investment income, gains and losses we realize and operating expenses (including taxes paid or payable by us), but does not include dividends paid or distributions made to shareholders, payments under the plan, gains and losses we have not realized and loss carryovers from other years. The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered non-qualifying gain. As of September 30, 2003, we have not realized any net income for this year and accordingly the expense accrual associated with this liability for 2003 is $0 or 0% of net assets. This expense is subject to change over the remainder of 2003, and therefore, by year end, may be substantially larger than the amount stated above. Under no circumstances may this expense exceed 20% of the net after-tax income we realize.

(4) We established a Mandatory Retirement Plan on March 20, 2003. In conjunction with this plan, we are required to provide to one employee, our President, Chief Operating Officer and Chief Financial Officer, a retirement benefit that has an estimated present value of $450,000. We are amortizing the expense of this benefit through December 31, 2004 in the amounts of $225,000 in 2003 and $225,000 in 2004.


(5) Our President, Chief Operating Officer and Chief Financial Officer is scheduled to retire on December 31, 2004, pursuant to the Mandatory Retirement Plan. His salary and non-continuing benefits in 2003, including the amortization of his retirement benefit, will total approximately $503,200, or 1.28% of net assets attributable to common stock.


(6) "Administration and Operations" include expenses incurred for administration, operations, rent, directors' fees and expenses, depreciation and custodian fees.

(7) Total annual expenses after December 31, 2004 will not include $225,000 for our President, Chief Operating Officer and Chief Financial Officer's non-continuing benefits.

Example


         The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, which include $225,000 of non-continuing benefits for our President, Chief Operating Officer and Chief Financial Officer in the first year, but not thereafter.


         You would pay the following expenses on a $10,000 investment, assuming a 5% annual return:

          1 Year                      3 Years                    5 Years                   10 Years
          ------                      -------                    -------                   --------
          $1,560                      $2,650                     $3,710                     $6,250


         The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our common stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example. The foregoing table does not include the expenses of our Employee Profit Sharing plan, which would increase the amounts shown in the table if we achieved returns in excess of our expenses.


                           INCORPORATION BY REFERENCE

         The financial statements included in our annual reports for the fiscal years ended December 31, 2002, 2001, 2000 on Form 10-K and the financial statements included in our quarterly reports for the fiscal quarters ended March 31, 2002 and 2003, June 30, 2002 and 2003 and September 30, 2002 and 2003, each of which either accompanies this prospectus or has previously been provided to the person to whom this prospectus is being sent, are incorporated herein by reference. We will furnish, without charge, a copy of such financial staetments, upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 312-582-0900.

                                  RISK FACTORS

         Investing in our common stock involves a number of significant risks relating to our business and investment objective. You should carefully consider the risks and uncertainties described below before you purchase any of our common stock. These risks and uncertainties are not the only ones we face. Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business. If any of these risks or uncertainties materialize, our business, financial condition or results of operations could be materially adversely affected. In this event, the trading price of our common stock could decline, and you could lose all or part of your investment.

Risks related to the companies in our portfolio.

         Investing in small, private companies involves a high degree of risk and is highly speculative.

         We have invested a substantial portion of our assets in privately held development stage or start-up companies. These businesses tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Tiny technology companies are especially risky, involving scientific, technological and commercialization risks. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential. We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our common stock is intended to constitute a balanced investment program.

         We may invest in companies working with technologies or intellectual property which currently has few or no proven commercial applications.

         Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations. There are as of yet relatively few nanotechnology products commercially available. The timing of additional future commercially available nanotechnology products is highly uncertain.

         Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

         Research and commercialization efforts in tiny technology are being undertaken by a wide variety of government, academic and private corporate entities. As additional commercially viable applications of tiny technology begin to emerge, ownership of intellectual property on which these products are based may be contested. Any litigation over the ownership of, or rights to, any of our portfolio companies' technologies or products would have a material adverse effect on that company's value and may have a material adverse effect on the value of our common stock.

         Our portfolio companies may not successfully market their products.

         Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive, rapidly changing and especially sensitive to adverse general economic conditions. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

         Unfavorable economic conditions could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

         Most of the companies in which we have made or will make investments are susceptible to economic slowdowns or recessions. An economic slowdown or adverse capital or credit market conditions may affect the ability of a company in our portfolio to raise additional capital from venture capital or other sources or to engage in a liquidity event such as an initial public offering or merger. These conditions may lead to financial losses in our portfolio, which could have a material adverse effect on the value of our common stock.

         The value of our portfolio and the value of our common stock could be adversely affected if the technologies utilized by our portfolio companies are found to cause health or environmental risks.

         Our portfolio companies work with new technologies, which could have potential environmental and health impacts. Tiny technology in general and nanotechnology in particular are currently the subject of health and environmental impact research. If health or environmental concerns about tiny technology or nanotechnology were to arise, our portfolio companies may incur additional research, legal and regulatory expenses, might have difficulty raising capital or could be forced out of business. This would have an adverse effect on the value of our portfolio and on the value of our common stock.

Risks related to the illiquidity of our investments.

         We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

         Most of our investments are or will be equity or equity-linked securities acquired directly from small companies. These equity securities are generally subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments. We may never be able to dispose of these securities.

         Unfavorable economic conditions could impair our ability to engage in liquidity events.

         Our business of making private equity investments and positioning our portfolio companies for liquidity events may be adversely affected by current and future capital markets and economic conditions. The public equity markets currently provide little opportunity for liquidity events, even for more mature technology companies than those in which we typically invest. The potential for public market liquidity could further decrease and could lead to an inability to realize potential gains or could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Recent government reforms affecting stock markets, investment banks and securities research practices may make it more difficult for privately held companies to complete successful initial public offerings of their equity securities. Slowdowns in initial public offerings also have an adverse effect on the frequency and valuations of acquisitions of privately held companies. The lack of opportunities to sell investments in privately held companies also has an adverse effect on the ability of these companies to raise capital.

         Even if our portfolio companies complete initial public offerings, the returns on our investments may be uncertain.

         When companies in which we have invested as private entities complete initial public offerings of their securities, these newly issued securities are by definition unseasoned issues. Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price. In addition, we are typically subject to lock-up provisions which prohibit us from selling our investments into the public market for specified periods of time after initial public offerings. The market price of securities that we hold may decline substantially before we are able to sell these securities. Most initial public offerings of technology companies are listed on the Nasdaq National Market. Recent government reforms of the Nasdaq National Market have made market making by broker-dealers less profitable, which has caused broker-dealers to reduce their market making activities, thereby making the market for unseasoned stocks less liquid.

Risks related to our company.

         Because there is generally no established market in which to value our investments, our valuation committee's value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

         There is generally no public market for the equity securities in which we invest. Pursuant to the requirements of the Investment Company Act of 1940, which we refer to as the 1940 Act, we value substantially all of the equity securities in our portfolio at fair value as determined in good faith by the valuation committee of our board of directors within the guidelines established by the board of directors. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes. We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we must record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had a ready market existed for the investments, and the difference could be material. Any changes in fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments." See "Determination of Net Asset Value."

         Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

         As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company. We may be more vulnerable to events affecting a single issuer or industry and therefore subject to greater volatility than a company whose investments are more broadly diversified. Accordingly, an investment in our common stock may present greater risk to you than an investment in a diversified company.

         We may be obligated to pay substantial amounts under our profit sharing plan.

         Our employee profit-sharing plan requires us to distribute to our officers and employees 20% of our net after-tax realized income as reflected on our consolidated statements of operations for that year, less the non-qualifying gain, if any. These distributions may have a significant effect on the amount of distributions made to our shareholders, if any.


         Approximately 36% of the net asset value attributable to our venture capital investment portfolio, or 21% of our net asset value, as of September 30, 2003, is concentrated in one company, NeuroMetrix, Inc., which is not a tiny technology company.

         At September 30, 2003, we valued our investment in NeuroMetrix, Inc., which is not a tiny technology company, at $5,075,426, which represents 35.76% of the net asset value attributable to our venture capital investment portfolio, or 20.95% of our net asset value. Any downturn in the business outlook of NeuroMetrix, Inc., or any failure of the products of NeuroMetrix, Inc. to receive widespread acceptance in the marketplace, would have a significant effect on our specific investment in NeuroMetrix, Inc. and the overall value of our portfolio.

         Approximately 44% of the net asset value attributable to our venture capital investment portfolio, or 67% of our net asset value, as of September 30, 2003, is not invested in tiny technology.

         Although all 12 of our investments added since August 2001 have been in tiny technology companies, and although we consider 13 of the companies in our venture capital investment portfolio to be tiny technology companies, at September 30, 2003, only 55.96% of the net asset value attributable to our venture capital investment portfolio, or 32.78% of our net asset value, was invested in tiny technology companies, which may limit our ability to achieve our investment objective.


         We are dependent upon key management personnel for future success.

         We are dependent for the selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other key advisers. We utilize lawyers and outside consultants, including two of our directors, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisers to obtain information in connection with our investment decisions. Our future success to a significant extent depends on the continued service and coordination of our senior management team, and particularly depends on our Chairman and Chief Executive Officer, Charles E. Harris. The departure of any of our executive officers, key employees or advisers could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key man life insurance on any of our officers or employees. Our President, Chief Operating Officer and Chief Financial Officer, Mel P. Melsheimer, is scheduled to retire on December 31, 2004, pursuant to the Mandatory Retirement Plan. We could be adversely affected by his retirement.

         We will need to hire additional employees as the size of our portfolio increases.

         We anticipate that it will be necessary for us to add investment professionals with expertise in tiny technology to accommodate the increasing size of our portfolio. We may need to provide additional scientific, business or investment training for our hires. There is competition for highly qualified personnel, and we may not be successful in our efforts to recruit and retain highly qualified personnel.

         The market for venture capital investments, including tiny technology investments, is highly competitive.

         We face substantial competition in our investing activities from many competitors, including but not limited to, private venture capital funds; investment affiliates of large industrial, technology, service and financial companies; small business investment companies; wealthy individuals; and foreign investors. Our most significant competitors typically have significantly greater financial resources than we do. Many sources of funding compete for a small number of attractive investment opportunities. Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive.

         In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

         We are required to disclose on a quarterly basis the names and business descriptions of our portfolio companies and the value of any portfolio securities. Most of our competitors are not subject to these disclosure requirements. Our obligation to disclose this information could hinder our ability to invest in some portfolio companies. Additionally, other current and future regulations may make us less attractive as a potential investor than a competitor not subject to the same regulations.

         Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

         Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our ownership percentage;
(2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment. Recently, "pay to play" provisions have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection or even to prevent preferred shares from being converted to common shares.

         We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to "pay to play" provisions. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

         Bank borrowing or the issuance of debt securities or preferred stock by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to common shareholders more volatile.

         Use of debt or preferred stock as a source of capital entails two primary risks. The first risk is that the use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio. For example, a business development company that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to common shareholders. To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to common shareholders more volatile. In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it may be disadvantageous for us to do so.

         As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200% of the sum of the debt and any preferred stock outstanding. The debt or preferred stock may be convertible in accordance with SEC guidelines, which may permit us to obtain leverage at more attractive rates. The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our common stock means that dividends on our common stock from earnings may be reduced or eliminated. An inability to pay dividends on our common stock could conceivably result in our ceasing to qualify as a regulated investment company, or RIC, under the tax Code, which would be materially adverse to the holders of our common stock.

         We are authorized to issue preferred stock, which would convey special rights and privileges to its owners.

         We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our board of directors. These shares would have a preference over our common stock with respect to dividends and liquidation. The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board and/or holders of common stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities if these actions were perceived by the holders of the preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

         Loss of status as a RIC would reduce our net asset value and distributable income.

         We currently qualify as a RIC under the tax Code. As a RIC, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value, net of a reduction in the reserve for employee profit sharing, accordingly. To the extent that we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes upon making that decision. See "Taxation."

         We operate in a regulated environment.

         We are subject to substantive SEC regulations as a business development company. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders' interests, and interpretations of these laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed. See "Certain Government Regulations."

         Quarterly results fluctuate and are not indicative of future quarterly performance.

         Our quarterly operating results fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

         To the extent that we do not realize income or retain after-tax realized capital gains, we may have a greater need for additional capital to fund our investments and operating expenses.

         As a RIC, we must annually distribute at least 90% of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments. If we fail to generate net realized capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we generally expect to experience net operating losses and rely on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. These sales are unpredictable and may not occur. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow to fund these requirements.

         Investment in foreign securities could result in additional risks.

         The Company may invest in foreign securities, although we currently have no investments in foreign securities. If we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Risks related to this offering.

         Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

         Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in portfolio companies are highly speculative and, therefore, an investor in our shares of common stock may lose his or her entire investment. The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our common stock. The securities markets frequently experience extreme price and volume fluctuations which affect market prices for securities of companies generally, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in the Internet and information technology, life sciences, nanotechnology, tiny technology, materials sciences and other high technology industries, may also affect the price of our common stock.

         We will have broad discretion over the use of proceeds of this offering.

         We will have significant flexibility in applying the proceeds of this offering. We may also pay operating expenses, including due diligence expenses of potential new investments, from the net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

         Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

         Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value and during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value. The possibility that our shares will trade at discounts from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Shares of our common stock may not trade at a price higher than or equal to net asset value. On December 19, 2003, our stock closed at $8.65 per share, a premium of $6.54 over our net asset value per share of $2.11 as of September 30, 2003.

         Our former independent public accountant, Arthur Andersen LLP, has been found guilty of a federal obstruction of justice charge, and you may be unable to exercise effective remedies against it in any legal action.


         Our former independent public accountant, Arthur Andersen LLP, provided us with auditing services for prior fiscal periods through December 31, 2001, including issuing an audit report with respect to our audited consolidated financial statements as of and for the years ended December 31, 1998, 1999, 2000 and 2001 incorporated by reference in this prospectus. On June 15, 2002, a jury in Houston, Texas found Arthur Andersen LLP guilty of a federal obstruction of justice charge arising from the federal government's investigation of Enron Corp. On August 31, 2002, Arthur Andersen LLP ceased practicing before the SEC.



         We were unable to obtain Arthur Andersen LLP's consent to incorporate by reference in this prospectus its report with respect to our audited consolidated financial statements as of and for the years ended December 31, 1998, 1999, 2000 and 2001. Rule 437a under the Securities Act of 1933, or the Securities Act, permits us to dispense with the requirement to file their consent. As a result, you may not have an effective remedy against Arthur Andersen LLP in connection with a material misstatement or omission with respect to our audited consolidated financial statements that are incorporated by reference in this prospectus or any other filing we may make with the SEC, including, with respect to this offering or any other offering registered under the Securities Act, any claim under Section 1l of the Securities Act. In addition, even if you were able to assert a claim, as a result of its conviction and other lawsuits, Arthur Andersen LLP may fail or otherwise have insufficient assets to satisfy claims made by investors or by us that might arise under federal securities laws or otherwise relating to any alleged material misstatement or omission with respect to our audited consolidated financial statements.



         You have no right to require us to repurchase your shares.

         You do not have the right to require us to repurchase your shares of common stock.


                           FORWARD-LOOKING INFORMATION

         This prospectus may contain "forward-looking statements" based on our current expectations, assumptions, and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "continue" and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this prospectus. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                 USE OF PROCEEDS

         We estimate the net proceeds of this offering to be
approximately $                .


         We expect to invest or earmark for potential follow-on investment the net proceeds within approximately one year, depending on the available investment opportunities for the types of investments that we make. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government owned corporation, which are likely to yield less than our operating expense ratio. We may also pay operating expenses, including due diligence expenses on potential investments, from the proceeds, which will reduce the net proceeds of this offering that we will have available for investment.



                           PRICE RANGE OF COMMON STOCK

         Our common stock is traded on the Nasdaq National Market under the symbol "TINY."

         The following table sets forth for the quarters indicated the high and low sale prices on the Nasdaq National Market per share of our common stock and the net asset value and the premium or discount from net asset value per share at which the shares of common stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

                                                              Net Asset Value
                                                            ("NAV") Per Share at       Premium or Discount as a
                                       Market Price            End of Period                   % of NAV
         Quarter Ended              High          Low                                   High              Low
March 31, 2000                     35.75         9.00               5.08                603.7             77.2
June 30, 2000                      18.50         5.13               3.88                376.8             32.2
September 30, 2000                 10.75         5.50               4.64                131.7             18.5
December 31, 2000                   7.13         2.25               3.51                103.1            (35.9)

March 31, 2001                      4.25         2.06               3.09                 37.5            (33.3)
June 30, 2001                       3.29         2.01               3.29                  0.0            (38.9)
September 30, 2001                  2.86         1.60               2.92                 (2.1)           (45.2)
December 31, 2001                   2.33         1.55               2.75                (15.3)           (43.6)

March 31, 2002                      5.50         1.80               2.63                109.1            (31.6)
June 30, 2002                       5.10         2.74               2.68                 90.3              2.2
September 30, 2002                  2.99         2.00               2.61                 14.6            (23.4)
December 31, 2002                   2.50         1.85               2.37                  5.5            (21.9)

March 31, 2003                      3.99         2.36               2.26                 76.5              4.4
June 30, 2003                       7.95         2.71               2.22                258.1             22.1
September 30, 2003                  9.49         4.47               2.11                349.8            111.8
Fourth Quarter through
December 19, 2003                  10.72         6.50                -                    -                -

         The last reported price for our common stock on December 19, 2003 was $8.65 per share. As of December 19, 2003, we had approximately 153 shareholders of record.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
                                  OF OPERATIONS

         The information contained in this section should be read in conjunction with our September 30, 2003 Summary Financial Statements and our 2002 Consolidated Financial Statements and the Notes thereto. In addition, this Prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.

         Information presented for portfolio companies has been obtained from the portfolio companies.

Background and Overview

         We incorporated under the laws of the state of New York in August 1981. In 1983, we completed an initial public offering and invested $406,936 in Otisville BioTech, Inc., which also completed an initial public offering later that year. In 1984, Charles E. Harris purchased a controlling interest in us, thereby also becoming the control person in Otisville. We then divested our other assets and became a financial services company, with the investment in Otisville as the initial focus of our business activity. We hired new management for Otisville, and Otisville acquired new technology targeting the development of a human blood substitute.

         By 1988, we operated two insurance brokerages and a trust company as wholly-owned subsidiaries. In 1989, Otisville changed its name to Alliance Pharmaceutical Corporation, and by 1990, we had completed selling our $406,936 investment in Alliance for total proceeds of $3,923,559.

         In 1992, we sold our insurance brokerage and trust company subsidiaries to their respective managements and registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company. In 1995, we elected to become a business development company subject to the provisions of Sections 55 through 65 of the 1940 Act. Throughout our corporate history, we have made early stage venture capital investments in a variety of industries. In 1994, we made our first tiny technology investment. Since August 2001, we have made initial investments exclusively in tiny technology, including our last 12 initial investments.

         Since our investment in Otisville in 1983, we have made a total of 54 venture capital investments, including four investments, via private placements, in securities of publicly traded companies. We have sold 36 of these 54 investments, realizing total proceeds of $105,659,158 on our invested capital of $38,366,523. Sixteen of these 36 investments were profitable. The average and median holding periods for these 36 investments were 3.6 years and 3.2 years, respectively. At September 30, 2003, we valued the 18 venture capital investments remaining in our portfolio at $14,192,218, or 58.6%, of our net assets, net of unrealized depreciation of $2,891,452. At September 30, 2003, the average and median holding periods for our 18 current venture capital investments were 2.6 years and 1.6 years, respectively.

         We have invested a substantial portion of our assets in private, development stage or start-up companies. These private businesses tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies. At September 30, 2003, $14,192,218, or 58.6%, of our net assets consisted of venture capital investments at fair value, net of unrealized depreciation of $2,891,452. At December 31, 2002, $12,036,077, or 44.2%, of our net assets consisted of venture capital investments at fair value, of which net unrealized depreciation was $2,718,389. At December 31, 2001, $13,120,978, or 53.9%, of our
net assets consisted of venture capital investments at fair value, of which net unrealized appreciation was $1,215,444.

         Because none of our current venture capital investments have readily available market values, we value our venture capital investments each quarter at fair value as determined in good faith by our valuation committee within guidelines established by our board of directors in accordance with the 1940 Act. See "Determination of Net Asset Value."

         We have broad discretion in the investment of our capital. However, we invest primarily in illiquid equity securities of private companies. Generally, these investments take the form of preferred stock, are subject to restrictions on resale and have no established trading market. Our principal objective is to achieve long-term capital appreciation. Therefore, a significant portion of our investment portfolio provides little or no income in the form of dividends or interest. We do earn interest income from fixed-income securities, including U.S. government and government agency securities. The amount of interest income we earn varies with the average balance of our fixed-income portfolio and the average yield on this portfolio and is not expected to be material to our results of operations.

         General business and capital markets conditions in 2002 and 2003 have been adverse for the venture capital industry. There have been few opportunities to take venture capital-backed companies public or sell them to established companies. During this period, it has also been difficult to finance venture capital-backed companies privately and, in general, for venture capital funds themselves to raise capital.

         We present the financial results of our operations utilizing accounting principles generally accepted in the United States for investment companies. On this basis, the principal measure of our financial performance during any period is the net increase/(decrease) in our net assets resulting from our operating activities, which is the sum of the following three elements:

         (1) Net Operating Income / (Loss) - the difference between our income from interest, dividends, and fees and our operating expenses.

         (2) Net Realized Gain / (Loss) on Investments - the difference between the net proceeds of sales of portfolio securities and their stated cost.

         (3) Net Increase / (Decrease) in Unrealized Appreciation on Investments - the net change in the fair value of our investment portfolio.

         Because of the structure and objectives of our business, we generally expect to experience net operating losses and seek to generate increases in our net assets from operations through the long term appreciation of our venture capital investments. We have in the past relied, and continue to rely, on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. Because sales of our investments are unpredictable, we attempt to maintain adequate working capital to provide for fiscal periods when we have no sales of investments.


                 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

                               BALANCE SHEET DATA

Financial Position as of:               September 30,                      December 31,
                                            2003             2002              2001              2000
                                       --------------   ------------------------------------------------
                                         (unaudited)                       (audited)
Total assets                           $  34,392,032    $  35,951,969     $  39,682,367    $  43,343,423
Total liabilities                      $  10,166,120    $   8,695,923     $  15,347,597    $  11,509,948
Net assets                             $  24,225,912    $  27,256,046     $  24,334,770    $  31,833,475
Cash dividends paid                    $           0    $           0     $           0    $     184,817
Net asset value per outstanding share  $        2.11    $        2.37     $        2.75    $        3.51
Cash dividends paid per
     outstanding share                 $        0.00    $        0.00     $        0.00    $        0.02
Shares outstanding                        11,498,845       11,498,845         8,864,231        9,064,231


                                 OPERATING DATA

                                        For the nine                      For the twelve
                                        months ended                       months ended
                                        September 30,                      December 31,
                                            2003             2002              2001              2000
                                       --------------   ------------------------------------------------
                                         (unaudited)                        (audited)

Total investment income                $     145,852    $     253,461     $     510,661    $     687,050
Total expenses(1)                      $   2,029,647    $   2,124,549     $   1,035,221    $  (2,623,200)
Net operating income (loss)            $  (1,883,795)   $  (1,871,088)    $    (524,560)   $   3,310,250
Total tax expense (benefit)            $      13,822    $     199,309     $      27,951    $     (51,869)
Net realized gain (loss)
     on investments                    $    (989,169)   $   2,390,302     $   1,276,366    $  18,963,832
Net realized income (loss)             $  (2,872,964)   $     519,214     $     751,806    $  22,274,082
Net (decrease) increase in unrealized
     appreciation on investments       $    (157,170)   $  (3,241,408)    $  (7,641,044)   $ (37,781,289)
Net (decrease) increase in net assets
     resulting from operations         $  (3,030,134)   $  (2,722,194)    $  (6,889,238)   $ (15,507,207)
(Decrease) increase in net assets
     resulting from operations per
     outstanding share                 $       (0.26)   $       (0.24)    $       (0.78)   $       (1.71)

(1) Included in total expenses are the following profit sharing (reversals) accruals: ($163,049) in 2002; ($984,021) in 2001; ($4,812,675) in 2000.


Results of Operations

Three Months Ended September 30, 2003, and September 30, 2002

         We had a net decrease in net assets resulting from operations of $1,270,298 in the three months ended September 30, 2003, compared to a net increase in net assets resulting from operations of $660,988 in the three months ended September 30, 2002. We had a net increase in net assets resulting from capital stock transactions of $0 in the three months ended September 30, 2003, compared to a net increase in net assets resulting from capital stock transactions of $5,665,970 in the three months ended September 30, 2002.

Investment Income and Expenses:
-------------------------------

         We had net operating losses of $572,346 and $479,433 for the three months ended September 30, 2003, and September 30, 2002, respectively. In the three months ended September 30, 2003, our larger net operating loss reflected a net increase to expenses primarily related to an increase in salaries and benefits offset by a decrease in professional fees.

         Operating expenses were $602,958 and $556,846 for the three months ended September 30, 2003, and September 30, 2002, respectively. In the three months ended September 30, 2003, as compared with the three months ended September 30, 2002, salaries and benefits increased by $100,142, or 38.5%, primarily as a result of an additional employee, and as a result of a mandatory retirement plan pension expense that is being amortized through December 31, 2004. In the three months ended September 30, 2003, as compared with the three months ended September 30, 2002, professional fees decreased by $61,626, or 51.0%, primarily as a result of a shift in the timing of the expenses associated with the preparation of our proxy statement.

Realized Gains and Losses on Sales of Portfolio Securities:
-----------------------------------------------------------

         During the three months ended September 30, 2003, and September 30, 2002, we realized losses of $1,003,919 and gains of $252,750, respectively.

         During the three months ended September 30, 2003, we realized net losses of $1,003,919, consisting primarily of a loss of $1,000,001 on the realized loss resulting from the bankruptcy of Kriton Medical, Inc., from which we did not receive any direct distribution. During the three months ended September 30, 2002, we realized a net gain of $252,750, consisting primarily of a gain of $553,666 from our partnership interest in PHZ Capital Partners L.P., offset by a realized loss of $360,249 on the sale of Schwoo, Inc. convertible bridge loans.

Unrealized Appreciation and Depreciation of Portfolio Securities:
----------------------------------------------------------------

         Net unrealized depreciation on investments decreased by $302,467, or 9.5%, during the three months ended September 30, 2003, from $3,179,750 at June 30, 2003, to $2,877,283 at September 30, 2003.

         During the three months ended September 30, 2003, we recorded a net decrease of $288,871 in unrealized depreciation of our venture capital investments.

Nine Months Ended September 30, 2003, and September 30, 2002

         We had a net decrease in net assets resulting from operations of $3,030,134 in the nine months ended September 30, 2003, and a net increase in net assets resulting from operations of $58,343 in the nine months ended September 30, 2002.

Investment Income and Expenses:
-------------------------------

         We had net operating losses of $1,883,795 and $1,690,384 for the nine months ended September 30, 2003, and September 30, 2002, respectively.

         Operating expenses were $2,029,647 and $1,887,627 for the nine months ended September 30, 2003, and September 30, 2002, respectively. Operating expenses in the nine months ended September 30, 2003, as compared with the nine months ended September 30, 2002, changed primarily for the following reasons:

         (1) Operating expenses for the nine months ended September 30, 2003, included no expense for employee profit-sharing, as compared with $248,765 of employee profit-sharing expense for the nine months ended September 30, 2002.

         (2) Salaries and benefits increased by $304,076, or 39.0%, primarily as a result of the addition of an employee and mandatory retirement plan pension expense that is being amortized through December 31, 2004.

         (3) Rent expense increased by $39,583, or 30.5%, as a result of expenses incurred during the transition period to our new office space.

Realized Gains and Losses on Portfolio Securities:
-------------------------------------------------

         During the nine months ended September 30, 2003, we realized net losses of $975,347. During the nine months ended September 30, 2002, we realized net gains of $1,052,110.

         During the nine months ended September 30, 2003, we realized a loss of $1,000,001 resulting from the bankruptcy of Kriton Medical, Inc. from which we did not receive any direct distribution.

         During the nine months ended September 30, 2002, we realized net gains of $1,052,110 consisting primarily of $1,661,892 from our partnership interest in PHZ Capital Partners L.P., offset by a loss of $350,583 on the dissolution of Informio, Inc. and a loss of $360,249 on the sale of Schwoo, Inc. convertible bridge loans.

Unrealized Appreciation and Depreciation of Portfolio Securities:
----------------------------------------------------------------

         Net unrealized depreciation on investments increased by $157,170 during the nine months ended September 30, 2003, from $2,720,113 at December 31, 2002, to $2,877,283 at September 30, 2003.

         During the nine months ended September 30, 2003, we recorded a net increase of $173,063 in unrealized depreciation of our venture capital investments.

Years Ended December 31, 2002, 2001, and 2000

         During the three years ended December 31, 2002, 2001, and 2000, we had net decreases in net assets resulting from operations of $2,722,194, $6,889,238 and $15,507,207, respectively.

Investment Income and Expenses:

         During the three years ended December 31, 2002, 2001, and 2000, we had net operating (loss) income of ($1,871,088), ($524,560) and $3,310,250, respectively. The variation in these results reflects a decrease in the employee profit sharing accrual that resulted in a reversal of previously accrued expenses of $163,049 in 2002, $984,021 in 2001, and $4,812,675 in 2000. When
unrealized appreciation as of a certain date subsequently decreases or increases, the profit sharing accrual decreases or increases accordingly, resulting in a decrease or increase to expenses.

         During the three years ended December 31, 2002, 2001, and 2000, operating expenses were $2,124,549, $1,035,221 and ($2,623,200), respectively. The increase during 2002 was primarily owing to a $820,972 reversal of the profit sharing accrual, as well as an increase in salaries and benefits, primarily owing to an increase in the retirement medical benefit expense and the expense of a new employee who started in September 2002, and an increase in professional fees, primarily as a result of expenses associated with new investments and preparation of our proxy statement. The increase during 2001 was primarily owing to a $3,828,654 reversal of the profit sharing accrual, offset by a decrease in all other expenses of $170,233.

Realized Gains and Losses on Sales of Portfolio Securities:

         During the three years ended December 31, 2002, 2001, and 2000, we realized net gains on sales of portfolio securities of $3,284,737, $1,394,781 and $19,065,267, respectively.

         During 2002, we realized a gain of $4,776,360 from the liquidation of our partnership interest in PHZ Capital Partners L.P., and losses of $350,583 and $1,248,825 from the liquidation of Informio, Inc. and the sale of our previously written-off investment in Schwoo, Inc., respectively.

         During 2001, we realized gains on the sales of our investments in Nanophase Technologies Corporation of $2,762,696 and Genomica Corporation of $1,022,905. We realized losses on the sales of our investments in:
Essential.com, Inc., $1,349,512; shares of SciQuest.com, Inc. purchased in the open market, $1,258,679; and MedLogic Global Corporation, $1,033,765. We also realized a gain of $1,266,729 from our partnership interest in PHZ Capital Partners L.P. As a result of the gains and losses realized during 2001, unrealized appreciation increased by $3,948,271.

         During 2000, we realized gains on the sales of our investments in Alliance Pharmaceutical Corp. of $9,693,446 and SciQuest.com, Inc. of $7,407,377.

Unrealized Appreciation and Depreciation of Portfolio Securities:
----------------------------------------------------------------

         During the three years ended December 31, 2002, 2001, and 2000, net unrealized appreciation on investments decreased by $3,936,533, $7,731,508 and $37,934,593, respectively. The decrease during 2002 was primarily owing to decreases in the valuations of our venture capital investments of $3,933,834, including a decrease in unrealized appreciation of NeuroMetrix, Inc. of $1,986,081. Unrealized appreciation (depreciation) on investments was ($2,720,113) and $1,216,420 at December 31, 2002, and 2001, respectively.

         The decrease in 2001 was primarily owing to decreases in the valuations of our venture capital investments, including decreases in the valuations of our holdings of Nanophase Technologies Corporation, Genomica Corporation and Schwoo, Inc. of $5,499,664, $1,540,375 and $1,248,827, respectively, offset by increases in unrealized appreciation of $1,528,082 and $1,033,775 as a result of the realization of the losses on the sales of our investments in SciQuest.com, Inc. and MedLogic Global Corporation.

         The decrease in 2000 was primarily owing to decreases in the valuations of our holdings in SciQuest.com, Inc. of $26,102,456 and Kana Communications, Inc. of $3,816,204, offset by an increase in the value of our holding in Nanophase Technologies Corporation of $3,709,449.

Financial Condition

Nine Months ended September 30, 2003

         Our total assets and net assets were $34,392,032 and $24,225,912, respectively, at September 30, 2003, compared with $35,951,969 and $27,256,046 at December 31, 2002.

         Net asset value per share ("NAV") was $2.11 at September 30, 2003, versus $2.37 at December 31, 2002. Our shares outstanding remained unchanged during the nine months ended September 30, 2003.

         Significant developments in the nine months ended September 30, 2003, were an increase in bank loan payable of $7,609,500 and an increase in the value of our investment in U.S. Treasury obligations of $2,989,888.

         The increase in the value of our venture capital investments, from $12,036,077 at December 31, 2002, to $14,192,218 at September 30, 2003, resulted primarily from our three new venture capital investments and three follow-on investments, partially offset by a net decrease in the value of our venture capital investments.

         The following table is a summary of additions to our portfolio of venture capital investments during the nine months ended September 30, 2003:

New Investment                                            Amount
--------------                                       -----------
Chlorogen, Inc.                                      $      525,900
NanoGram Devices Corporation                         $      750,000
Nanosys, Inc.                                        $    1,500,000

Follow-on Investment
--------------------
NanoOpto Corporation                                 $       62,500
Nanotechnologies, Inc.                               $      169,718
Nantero, Inc.                                        $      323,000
                                                     --------------

Total                                                $    3,331,118
                                                     ==============


Year Ended December 31, 2002

         At December 31, 2002, our total assets and net assets were $35,951,969 and $27,256,046, respectively. Our NAV at that date was $2.37, and our shares outstanding increased to 11,498,845 versus 8,864,231 at December 31, 2001.

         During the 12 months ended December 31, 2002, significant developments included: (1) the payment of $271,467 in federal income taxes as a result of our deemed dividend distribution to shareholders; (2) a net decrease in the unrealized appreciation of our venture capital investments of $3,933,834, including a decrease in the unrealized appreciation of NeuroMetrix, Inc. of $1,986,081; (3) a decrease in bank loan payable of $12,495,777; (4) the receipt of net proceeds of $5,643,470 pursuant to the issuance and exercise of transferable rights for 2,634,614 new shares of our common stock; and (5) the receipt of $5,700,000 in cash and a recorded receivable in the amount of $786,492 related to the liquidation of our partnership interest in PHZ Capital Partners L.P.

         In addition, the value of our venture capital investments decreased by $1,084,901, to $12,036,077 at December 31, 2002, primarily owing to seven new venture capital investments and two follow-on investments totaling $7,195,988, partially offset by write-downs in the valuations of our venture capital investments of $5,213,959 and the liquidations of Informio, Inc. and our partnership interest in PHZ Capital Partners L.P., which decreased the value of our venture capital investments by a total of $3,072,382 from the value at December 31, 2001.

         The following table is a summary of additions to our portfolio of venture capital investments for the year ended December 31, 2002:

                    New Investment                                            Amount
                    --------------                           -----------------------
                    Agile Materials & Technologies, Inc.                 $    1,000,000
                    Continuum Photonics, Inc.                            $    1,000,000
                    Nanopharma Corp.                                     $      700,000
                    NanoOpto Corporation                                 $      625,000
                    Nanotechnologies, Inc.                               $      750,000
                    Neo Photonics Corporation                            $    1,000,000
                    Optiva, Inc.                                         $    1,250,000

                    Follow-on Investment
                    Experion Systems, Inc.                               $      517,706
                    NeuroMetrix, Inc.                                    $      353,282
                                                                         --------------

                    Total                                                $    7,195,988
                                                                         ==============


Year Ended December 31, 2001

         At December 31, 2001, our total assets and our net assets were $39,682,367 and $24,334,770, respectively. Our NAV at that date was $2.75, and our shares outstanding were 8,864,231.

         During the 12 months ended December 31, 2001, significant developments included: (1) the payment of $5,709,884 in federal income taxes as a result of our deemed dividend distribution; (2) a net decrease in the unrealized appreciation of our venture capital investments of $7,731,465, including a write-off for book purposes of the value of our holdings in Schwoo, Inc. of $1,248,827; (3) sales of our holdings in Nanophase Technologies Corporation, Genomica Corporation, SciQuest.com, Inc., Essential.com and MedLogic Global Corporation; and (4) a change in our valuation policy as of March 31, 2001, in accordance with newly promulgated SEC guidelines. We changed our valuation policy by no longer discounting publicly held securities for liquidity considerations. See "Asset Valuation Policy Guidelines" in the "Footnote to Consolidated Schedule of Investments."

         The following table is a summary of additions to our portfolio of venture capital investments for the year ended December 31, 2001:

                    New Investment                                        Amount
                    --------------                                     -----------
                    Schwoo, Inc.                                       $   888,577
                    Nantero, Inc.                                      $   489,999

                    Follow-on Investment
                    Experion Systems, Inc.                             $    80,000

                    Loan
                    Schwoo, Inc.                                       $   360,250
                                                                       -----------

                           Total                                       $ 1,818,826
                                                                       ===========

         The following table summarizes the fair value of our entire investment portfolio, as compared with its cost, at September 30, 2003, December 31, 2002, and December 31, 2001:



                                                  September 30,                      December 31,
                                                      2003              2002             2001
                                                 --------------     -----------------------------
         Investments, at cost                      $35,510,134       $30,206,935      $37,714,285
         Unrealized (depreciation) appreciation(1)  (2,877,283)       (2,720,113)       1,216,420
                                                   -----------       -----------        ---------
         Investments, at fair value                $32,632,851       $27,486,822      $38,930,705
                                                   ===========       ===========      ===========

(1) At September 30, 2003, December 31, 2002, and December 31, 2001, the accumulated unrealized depreciation on investments, net of deferred taxes, was $3,722,202, $3,565,032 and $323,624, respectively.

         The following table summarizes the fair value composition of our venture capital investment portfolio at September 30, 2003, December 31, 2002, and December 31, 2001:

                                                 September 30,                      December 31,
      Category                                        2003              2002             2001
      --------                                   --------------     -----------------------------
         Tiny Technology                              56.0%             49.0%             9.3%
         Other Venture Capital Investments            44.0%             51.0%            90.7%
                                                      -----             -----            -----
         Total Venture Capital Investments           100.0%            100.0%           100.0%
                                                     ======            ======           ======


Cash Flow

Year Ended December 31, 2002

         Cash flow provided by operating activities for the year ended December 31, 2002, was $1,923,048, reflecting the following changes from December 31, 2001, to December 31, 2002: an increase in a payable to a broker for an unsettled trade of $5,969,725; an increase in funds held in escrow of $750,000; and an increase in a receivable from a partnership liquidation of $786,492. In addition, net realized and unrealized loss on investments was $651,797, and the net decrease in net assets resulting from operations was $2,722,194.

         Cash provided by investing activities for the year ended December 31, 2002, was $10,751,980, reflecting a decrease in our investment in U.S. Treasury Bills of $10,358,006 and the proceeds from the liquidation of investments of $7,631,100, offset by investments in private placements of $7,195,988.

         Cash used in financing activities for the year ended December 31, 2002, was $6,842,807, reflecting the payment of the outstanding balance on the asset line of credit of $12,495,777, offset by the net proceeds from a rights offering of $5,643,470. We intended to invest in tiny technology, under normal circumstances, directly or indirectly, the net proceeds of the rights offering in accordance with its investment objectives and policies, within the 12 months following the receipt of the net proceeds of the rights offering, depending on the available investment opportunities.

Liquidity and Capital Resources

         Our primary sources of liquidity are cash, receivables and freely marketable securities, net of short-term indebtedness. Our secondary sources of liquidity are restricted securities of companies that are publicly traded. We currently have no restricted securities of companies that are publicly traded.

Nine Months Ended September 30, 2003

         At September 30, 2003, and December 31, 2002, our total net primary liquidity was $11,154,675 and $16,508,057, respectively. On both of the corresponding dates, our secondary liquidity was $0, as we had no restricted securities of companies that are publicly traded. Our tertiary source of liquidity was our partnership interest in PHZ Capital Partners L.P., which was liquidated effective December 31, 2002. We received the final distribution of $786,492 from PHZ Capital Partners L.P. in the first quarter of 2003.

         The decrease in our net primary sources of liquidity from December 31, 2002, to September 30, 2003, is primarily owing to: (1) payment of federal, state and local taxes; (2) investment in Chlorogen, Inc.; (3) investment in Nanosys, Inc.; (4) investment in NanoOpto Corporation; (5) investment in Nanotechnologies, Inc.; (6) investment in Nantero, Inc.; and (7) use of funds for net operating expenses.

         At September 30, 2003, our liability for accrued employee profit sharing was $0, as compared with $15,233 at December 31, 2002, as a result of the payment of $15,233 for the 2002 profit sharing.

         Our total net income tax liability decreased by $941,251, from $1,527,000 at December 31, 2002 to $585,749 at September 30, 2003, primarily as a result of federal, state and local tax payments made for income earned in 2002.

Year Ended December 31, 2002

         At December 31, 2002, 2001, and 2000, our net primary liquidity was $16,508,057, $13,459,654 and $23,039,736, respectively. On the corresponding dates, our secondary liquidity was $0, $0 and $3,040,679, respectively. Our tertiary source of liquidity was our partnership interest in PHZ Capital Partners L.P., from which we received cash distributions in 2002, 2001, and 2000 of $6,588,661, $172,068 and $280,326, respectively. We liquidated our 20% partnership interest in PHZ for $5,700,000 effective December 31, 2002, and we received a final distribution of $786,492 on January 16, 2003. At December 31, 2002, this final distribution of $786,492 was included in net primary liquidity as a receivable.

         During the year ended December 31, 2002, the increase in our net primary liquidity was primarily owing to: (1) our payment of federal income taxes; (2) our investments in Nanopharma Corp., NanoOpto Corporation, NeoPhotonics Corporation, Experion Systems, Inc., Continuum Photonics, Inc., Nanotechnologies, Inc., Optiva, Inc., Agile Materials & Technologies, Inc. and NeuroMetrix, Inc.; (3) our funds held in escrow for a pending venture capital investment; and (4) our use of funds for operating expenses; offset by our receipt of $5,643,470 of net proceeds from a rights offering of our common stock that closed July 31, 2002.

         From December 31, 2001, to December 31, 2002, restricted funds increased by $274,924, or 57.0%, owing to our 2002 contribution of $147,478 to the Supplemental Executive Retirement Plan, or SERP account, and net changes in the account from income earned and changes in investments valuations.

         From December 31, 2001, to December 31, 2002, our liability for accrued profit sharing decreased by $163,049 to $15,233, to reflect the estimated amount to be paid out under the profit sharing plan. Current income tax liability increased by $602,588 to $857,656, owing primarily to income recorded in association with the liquidation of our partnership interest in PHZ Capital Partners L.P.

         On November 19, 2001, we established an asset account line of credit of up to $12,700,000. The asset account line of credit is secured by our U.S. government and government agency securities. Under the asset account line of credit, we may borrow up to 95% of the current value of our U.S. government and government agency securities. Our outstanding balance under the asset line of credit at December 31, 2002, and December 31, 2001, was $0 and $12,495,777, respectively. The asset line of credit bears interest at a rate of the Broker Call Rate plus 50 basis points.

         Our net primary sources of liquidity are more than adequate to cover our gross cash operating expenses over the next 12 months. Our gross cash operating expenses totaled $2,256,991, $1,992,341 and $2,051,086 in 2002, 2001, and 2000, respectively.

Critical Accounting Policies

         Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and those that require management's most difficult, complex or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments.

Valuation of Portfolio Investments

         As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our equity investments at fair value as determined in good faith by our valuation committee on a quarterly basis. The valuation committee, comprised of at least three or more non-interested board members, reviews and approves the valuation of our investments within the guidelines established by the board of directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third party transactions, are utilized whenever possible. Valuation is not based on long term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

Recent Developments -- Portfolio Companies

         On January 16, 2003, we received $786,492 as final payment for the liquidation of our partnership interest in PHZ Capital Partners L.P.

         On February 3, 2003, we announced that we had invested $750,000 in a convertible preferred security of NanoGram Devices Corporation. NanoGram Devices has developed and is commercializing specialized power sources for medical devices and other medical equipment based on its patented, laser-based nanomaterials synthesis technology.

         On August 1, 2003, we made a follow-on investment of $323,000 in the preferred stock of Nantero, Inc.

Recent Developments -- Other

         Our qualification as a RIC under Subchapter M of the Code depends on our satisfying certain technical requirements regarding our income, investment portfolio and distributions. SEC certification as to the nature of our operations enables us to obtain additional flexibility in satisfying the Subchhapter M requirements. On April 2, 2003, we received SEC certification for 2002, as we have for all prior years since 1999. We may not receive this certification for subsequent years (to the extent we need additional certification as a result of changes in our portfolio) or that we will actually qualify as a RIC for subsequent years. In addition, under some circumstances, even if we qualified for Subchapter M treatment in a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC.

         On July 22, 2003, the board of directors approved a resolution stating that we are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

                                    BUSINESS

         We are a venture capital company specializing in tiny technology. We operate as a business development company under the 1940 Act. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early stage companies. While our portfolio includes non-tiny technology investments made prior to 2001, we now make our initial investments exclusively in tiny technology companies. By making these investments, we seek to provide our shareholders with an increasingly specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded U.S. venture capital company specializing in tiny technology.


         As is usual in the venture capital industry, our venture capital investments are primarily in convertible preferred stock, which is usually the most senior security in a portfolio company's equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of common stock (usually the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.


         We have a long history of investing in venture capital and of business development. Our approach is traditional, in that we prefer a patient examination of available early stage opportunities, thorough due diligence and close involvement with management. To the investor, we offer:

         o a portfolio consisting of investments that are generally available only to a small, highly specialized group of investors;

         o a qualified team of professionals including three full time members of management, Charles E. Harris, Mel P. Melsheimer and Douglas W. Jamison, and two directors who are also consultants, Dr. Kelly S. Kirkpatrick and Lori D. Pressman, who collectively have expertise in venture capital, intellectual property and nanotechnology to evaluate and monitor investments;

         o the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and


         o through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.


         Microsystems, microelectromechanical systems, which we refer to as MEMS, and nanotechnology are often referred to collectively as "tiny technology," or "small technology," by scientists and others in this field. Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in general use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology has significant scientific, engineering and commercialization risks.

         Tiny technology, particularly nanotechnology, is distinguished by its applicability to a wide range of industries. As a venture capital company, we make it possible, through the ownership of our shares, for our shareholders to participate in this emerging field at an earlier stage than would typically be possible for them. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new intellectual property in tiny technology.

         Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first nanotechnology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a BDC. Recognizing the potential of tiny technology, we continued to monitor developments in the field, eventually making tiny technology the exclusive focus of our initial investment activity. Since August 2001, all 12 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

         Our portfolio now includes a total of 18 companies, of which we consider 13 to be involved in tiny technology. While we intend to make initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing non-tiny technology portfolio companies. The balance of our funds is primarily invested in short-term U.S. government and government agency securities. We are an internally managed investment company because our officers and employees, under the general supervision of our board of directors, control our operations. We have no investment adviser.

         Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest. Investments may include the following:

         o equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;

         o debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

         o to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

         Neither our investments nor an investment in our securities constitutes a balanced investment program. We have been and will continue to be risk seeking rather than risk averse in our investment approach. We reserve the fullest possible freedom of action, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein. Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

         Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company. As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings. We are required to invest at least 70% of our assets in qualifying assets and, over time, at least 50% in "eligible portfolio companies." We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200% immediately after giving effect to the issuance of any senior securities. We are also required to offer managerial assistance to our portfolio companies, in addition to our investment. For tax purposes, we are a RIC under the Internal Revenue Code of 1986. Because we do not have a diversification policy, both our status as a business development company and our status as a RIC allow us to commit all of our assets to relatively few investments in comparison to a company that is required to diversify its assets.

         We believe that increasing our size should lower our expenses as a proportion of average net assets because some of our costs, such as administration and public company expenses, are fixed and can be spread over a larger asset base and will decline as a percentage of assets as our assets increase. Each due diligence investigation entails expenses whether or not we complete the transaction, and the cost of due diligence, negotiation and documentation of our investments does not vary significantly with the size of the investment or intended investment.

         Some expenses are expected to increase as new investments are made. We plan to add personnel to enable us to enlarge the scope of our activities and our expertise in tiny technology, and our hiring of new employees will increase with more assets under management. We also believe that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of our visibility and improve the trading liquidity of our shares on the Nasdaq National Market. We may not realize any of these benefits.

Tiny Technology

         Tiny technology refers to microsystems, MEMS and nanotechnology, a variety of enabling technologies with critical dimensions below 100 micrometers, including both organic and inorganic processes. Tiny technology is neither an industry nor a single technology. Tiny technology manifests itself in tools, materials and devices that address broad markets, including instrumentation, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials sciences, computer science and the engineering sciences.

         Examples of tiny technology-enabled products currently on the market are quite diverse. They include accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast acting painkillers.

         Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device from 100 microns down to 0.1 micron in size may be considered "micro." Nanotechnology refers to devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

         MEMS

         MEMS often refer to three-dimensional devices with features between one and 100 microns that integrate electrical and mechanical structures. MEMS devices often contain a combination of sensors, actuators, mechanical structures and electronics that detect or respond to thermal, biological, chemical or optical information. To date, most commercial MEMS devices are batch fabricated out of silicon, using techniques based on standard semiconductor processes. Examples of devices incorporating MEMS technology include airbag accelerometers, smart pens for digital signatures, the Sony AIBO(TM) entertainment robot and Texas Instruments' Digital Light Processing Cinema(TM) system.

         Microsystems

         Microsystems are similar to MEMS, but without mechanical parts. Microsystems are microscale machines that sense information from the environment and provide a response to it. A microsystem often integrates mechanical, fluidic, optical and pneumatic components into a single system.

         Examples of two established microsystem technologies include microarrays and lab-on-a-chip. Microarrays can identify thousands of genes simultaneously and usually perform one type of analysis multiple times. Lab-on-a-chip is a small chip containing microfluidic channels that quickly separate liquids and gases in order to permit microsensors to analyze the properties of the liquids and gases. The following are additional fields in which microsystems are currently being used:

         o Military/Aerospace -- telemetry, communications, guidance systems, control circuitry and avionics.

         o Geophysical Exploration -- seismic data acquisition and geophysical measurement equipment.

         o Medical Instrumentation -- instrument motor controls and diagnostic devices.

         o        Satellite Systems -- power monitoring and control circuits.

         o Industrial Electronic Systems -- measurement and diagnostics on rotating machinery.

         o Opto-Electronics -- sub-miniature temperature controls and laser diode drivers for data transmission.

         Nanotechnology

         There are various definitions of nanotechnology. Regardless of the definition used, the technology being defined qualifies as tiny technology. A commonly used measure of nanotechnology includes all materials, devices and processes with critical dimensions below 100 nanometers. A nanometer is
0.000000001 meter, or one billionth of a meter. Nanotechnology is defined by the U.S. Government's National Nanotechnology Initiative as research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 - 100 nanometer range, to provide a fundamental understanding of phenomena and materials at the nanoscale and to create and use structures, devices and systems that have novel properties and functions because of their small and/or intermediate size.

         The nanoscale is the scale at which quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow heretofore unattainable material and device performance. Nanotechnology science and its implications are currently the subject of intense research and development efforts in the governmental, academic and corporate sectors, in the United States and internationally. According to the National Institute of Science and Technology, in 2003, worldwide research and development efforts in nanotechnology are expected to exceed $3 billion.

         Government research funding and patenting activity, prerequisites to successful commercialization of nanotechnology, have been growing rapidly in recent years. Currently, researchers in the field are collaborating with entrepreneurs and venture capitalists to form companies around nanotechnology platforms. According to the National Institute of Science and Technology, in April 2003, more than 1,700 companies in 34 nations were reportedly pursuing the commercialization of nanotechnology.

         The first generation of nanotechnology products consists of instrumentation that permits visualization and manipulation of matter at the nanoscale and passive nanostructures such as coatings, nanoparticles and polymers. Examples of commercial instrumentation include nanoimprint lithography equipment, new variations of the atomic force microscope and highly sensitive gene and protein detecting arrays. Examples of commercial nanostructures include cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast acting painkillers, quantum dot semiconductors that fluoresce different colors based on the size of the particles and nanoscale chemical mechanical polishing slurries for wafer polishing.

         We believe that the next generation of nanotechnology products will likely consist of active nanostructures, including transistors, targeted drugs and chemicals, actuators and adaptive structures. We believe that these products are at least two to three years away from commercial application. Examples of products being developed include semiconductor nanowires that act as tiny transistors; functionalized, drug-delivering polymers that allow the release of therapeutics to be controlled by temperature, pH or a magnetic field at specified locations within the body; and engineered membrane structures for filtration.

         We project that longer-term product opportunities may include integrated nanosystems involving heterogeneous nanocomponents and various assembling techniques. Patent applications explaining the science of these discoveries have recently been filed, and the first commercial entities formed to develop these technologies are emerging from universities, federal labs and industrial research centers. Future product opportunities may include exponentially denser and faster electronic devices, with individual molecules acting as transistors; tissues and organs engineered from self-assembling polymers that form biomimetic structures; and new forms of computing developed by exploiting the superposition of quantum particles.

         Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology's broad applicability presents significant and diverse market opportunities. Our strategy is to invest in the best of these tiny technology companies, with emphasis on nanotechnology companies. This strategy includes making a number of these investments in the current environment, which is characterized by diminished investment by venture capital companies and depressed valuations for privately held, early stage companies.

                 GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

         The following are brief descriptions of each portfolio company in which we are invested. The portfolio companies are presented in two categories: companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies where we directly or indirectly own less than 5% of the outstanding voting securities of the portfolio company and where we have no other affiliations. The value described below for each portfolio company is its fair value. Each portfolio company that we believe is significantly involved in tiny technology is designated by an asterisk (*).


     Non-Controlled Affiliated Companies:


     *Agile Materials & Technologies, Inc., located at 93 Castilian Drive, Goleta, California 93117, is developing and commercializing variable integrated passive electronic components utilizing thin-film ferroelectric materials in innovative circuit designs for commercial and military radio-frequency electronics. As of September 30, 2003, we held 3,732,736 shares of Series A Convertible Preferred Stock (representing 14.76% of the total Series A Convertible Preferred Stock outstanding) of Agile. As of the date above, our valuation committee fair valued the Series A Preferred Stock of Agile held by us at $500,000. The Chief Executive Officer of the company is Charles A. Bischof.

     *Chlorogen, Inc., located at 893 North Warson Road, St. Louis, Missouri 63141, is developing a high-yield, plant-based protein production technology. In this production technology, DNA molecules are packaged as nanosized expression cassettes and inserted into the plant chloroplast by a high velocity "gene gun." The genes from the expression cassettes are integrated into the chloroplast genome, resulting in the manufacture of the selected protein. As of September 30, 2003, we held 3,000,000 shares of Series A Convertible Preferred Stock (representing 10.46% of the total Series A Convertible Preferred Stock outstanding) of Chlorogen. As of the date above, our valuation committee fair valued the Series A Preferred Stock of Chlorogen held by us at $525,900. The Chief Executive Officer of the company is David N. Duncan.

     Experion Systems, Inc., located at 8 Clock Tower Place, Maynard, Massachusetts 01754, develops and sells an e-business software package known as Guided Selling Systems for financial institutions to sell mortgages and other financial products to their members. Experion's initial customers are credit unions. As of September 30, 2003, we held 294,118 shares of Series A Convertible Preferred Stock (representing 24.29% of the total shares of Series A Convertible Preferred Stock outstanding), 35,294 shares of Series B Convertible Preferred Stock (representing 8.83% of the total shares of Series B Convertible Preferred Stock outstanding) and 222,184 shares of Series C Convertible Preferred Stock (representing 16.71% of the total shares of Series C Convertible Preferred Stock outstanding) of Experion. As of the above date, our valuation committee fair valued the total amount of shares of Experion held by us at $1,037,000. Charles E. Harris serves as a Director of the company. Ross Blair is the Chief Executive Officer of the company, and Dr. Glen Urban, the David Austin Professor of Marketing at the MIT Sloan School, is the Chairman of the company.

     *NanoGram Devices Corporation, located at 46774 Lakeview Boulevard, Fremont, California 94538, is a spinoff from NeoPhotonics. NanoGram Devices is commercializing specialized power sources for medical devices and other medical equipment based on its patented, laser-based nanomaterial synthesis technology. As of September 30, 2003, we held 63,210 shares of Series A-1 Convertible Preferred Stock (representing 1.81% of the total Series A-1 Convertible Preferred Stock outstanding) and 750,000 shares of Series A-2 Convertible Preferred Stock (representing 8.15% of the total Series A-2 Convertible Preferred stock outstanding) of NanoGram Devices. As of the date above, our valuation committee fair valued the total amount of shares of NanoGram Devices held by us at $813,210. The Chief Executive Officer of the company is Barry Cheskin.

     *Nanopharma Corp., located at 191 Commonwealth Avenue, Boston, Massachusetts 02116, is a privately held company spun off from Massachusetts General Hospital. Nanopharma is a research-based pharmaceutical company founded to develop advanced drug delivery systems. Nanopharma's main goal is to provide fully biodegradable nanoscopic drug delivery vehicles based on proprietary molecular constructs and "biological stealth" materials. The company plans to pursue an out-licensing program for its platform technologies. As of September 30, 2003, we held 684,516 shares of Series A Convertible Preferred Stock (representing 87.5% of the total Series A Convertible Preferred Stock outstanding) of Nanopharma. As of the date above, our valuation committee fair valued the Series A Convertible Preferred Stock of Nanopharma held by us at $350,000. Charles
     E. Harris is a Director of the company. The Chief Executive Officer of the company is Michael Tarnow.

     *Nanotechnologies, Inc., located at 1908 Kramer Lane, Building B, Suite L, Austin, Texas 78758, is developing for production a wide variety of high-performance nanoscale materials for industry. As of September 30, 2003, we held 1,538,837 shares of Series B Convertible Preferred Stock (representing 11.77% of the total Series B Preferred Stock outstanding) and 235,720 shares of Series C Convertible Preferred Stock (representing 6.48 % of the total Series C Preferred Stock outstanding) of Nanotechnologies. As of the date above, our valuation committee fair valued the total amount of shares of Nanotechnologies held by us at $1,277,681. The Chief Executive Officer of the company is Randy Bell. Mel P. Melsheimer serves as a Director of the company.

     NeuroMetrix, Inc., located at 62 Fourth Avenue, Waltham, Massachusetts 02451, is a spin-off from the Massachusetts Institute of Technology. NeuroMetrix develops and sells medical diagnostic products based on patented intellectual property related to developing portable instruments that permit low cost, non-invasive diagnostic tests. The company's core technology is focused on utilizing low-level, non-invasively measured, electrophysiological signals from nerves and muscles to perform an array of clinical diagnostic tests. The company's current products test for and monitor lower back pain, carpal tunnel syndrome and diabetic neuropathy. The company is operating in a large, untapped point-of-care neurodiagnostic market. The market opportunity is estimated at over $1 billion with over 90% of it estimated to be in monitoring lower back pain, carpal tunnel syndrome and diabetic neuropathy. There is minimal direct competition but strong indirect competition that takes two forms, ElectroMyoGraphy (EMG) and neurologists. EMG requires expensive capital equipment and is targeted at specialists. Neurologists are expensive, require referral and provide no revenue for referring physicians. The company has a small but rapidly growing market share. The company now has over 1,000 customers. The company achieved initial 510(k) clearance from the Food and Drug Administration in 1998. Revenue is affected by government regulations specific to reimbursement procedures. The company is highly dependent on its intellectual property platform position. As of September 30, 2003, we held 875,000 shares of Series A Convertible Preferred Stock (representing 100% of the total Series A Convertible Preferred Stock outstanding), 625,000 shares of Series B Convertible Preferred Stock (representing 100% of the total Series B Convertible Preferred Stock outstanding), 1,148,100 shares of Series C-2 Convertible Preferred Stock (representing 100.00% of the total Series C-2 Convertible Preferred Stock outstanding), 499,996 shares of Series E Convertible Preferred Stock (representing 6.0% of the total Series E Convertible Preferred Stock outstanding) and 235,521 shares of Series E-1 Convertible Preferred Stock (representing 17.66% of the total Series E-1 Convertible Preferred Stock outstanding) of NeuroMetrix. As of the date above, our valuation committee fair valued the total amount of shares of NeuroMetrix held by us at $5,075,426. Charles E. Harris serves as a Director of the company. The company's Chief Executive Officer is Dr. Shai N. Gozani, the Chief Operating Officer is Gary Gregory and the Senior Vice President of Engineering is Michael Williams.

     *Questech Corporation, located at 92 Park Street, Rutland, Vermont 05701, manufactures and sells tile and trim products, based on its proprietary technology, with revenue generated from stock products. We originally invested in Questech on May 26, 1994. We did not invest in Questech as a tiny technology company, but Questech's proprietary technology is dependent on micro-scale processes. Thus, Questech may be regarded as a tiny technology holding. As of September 30, 2003, we held 646,954 shares of Common Stock (representing 8.09% of the total Common Stock outstanding) of Questech, as well as warrants to purchase 1,966 shares of Common Stock of the company at $5.00 per share and 13,500 shares of Common Stock of the company at $1.50 per share. As of the date above, our valuation committee fair valued the Common Stock of Questech held by us at $724,588. Mel P. Melsheimer serves as a Director of the company. The Chief Executive Officer of the company is Barry J. Culkin.

     Unaffiliated Companies:

     Alpha Simplex Group, LLC, located at One Cambridge Center, 9th Floor, Cambridge, Massachusetts 02139, is an investment advisory firm. The company conducts a quantitative based hedge-fund operation. Alpha was founded by Dr. Andrew W. Lo, the Harris & Harris Group Professor at the MIT Sloan School. Charles E. Harris serves as an adviser to the company. As of September 30, 2003, we held 50,000 units (representing 0.5% of the total units outstanding) of Alpha, at no cost, subject to vesting at the rate of 2,500 units per quarter. As of September 30, 2003, 45,000 units were fully vested at a valuation of $112,500. The Managing Member of the company is Dr. Andrew W. Lo.

     *Continuum Photonics, Inc., located at 45 Manning Road, Billerica, Massachusetts 01821, is developing a family of MEMS switches for optical network applications. The switches are based on Continuum's proprietary piezoelectric ceramic substrates. As of September 30, 2003, we held 2,000,000 shares of the Series B Convertible Preferred Stock (representing 6.91% of the total Series B Preferred Stock outstanding) of Continuum. As of the date above, our valuation committee fair valued the Series B Preferred Stock of Continuum held by us at $0. The Chief Executive Officer of the company is Jeffrey D. Farmer.

     Exponential Business Development Company, located at 216 Walton Street, Syracuse, New York 13202, is a venture capital partnership that invests in early stage manufacturing, software development and communication technology industries in New York's Capitol region. As of September 30, 2003, we held one Limited Partnership Unit (representing 0.87% of the total Limited Partnership Units outstanding) of the company. As of the date above, our valuation committee fair valued the Limited Partnership Unit held by us at $25,000. The Administrative Partner of the company is Dirk E. Sonneborn.

     Heartware, Inc., located at 3351 Executive Way, Miramar, Florida 33025, is a privately held company engaged in research and development of implantable rotary blood pumps for patients who suffer from congestive heart failure. On July 10, 2003, we received 47,620 shares of Series A-2 Non-Voting Preferred stock of Heartware, Inc., a new company formed to acquire the assets and assume certain liabilities of Kriton Medical, Inc. ("Kriton") as part of Kriton's bankruptcy. As of September 30, 2003, we held 47,620 shares of Series A-2 Non-Voting Preferred Stock (representing 10.90% of the total Series A-2 Non-Voting Preferred Stock outstanding) of Heartware. As of the date above, our valuation committee fair valued the Series A-2 Non-Voting Preferred Stock of Heartware held by us at $0. The Chief Executive Officer of the company is Seth Harrison.

     *NanoGram Corporation, located at 2911 Zanker Road, San Jose, California 95134, owns a patent portfolio of approximately 75 patents and a complementary family of trademarks. NanoGram plans to license its broad intellectual property portfolio in fields including, nanomaterials-based films, discovery of new nanomaterials compositions, and rapid synthesis of nanopowders and films. As of September 30, 2003 we held 63,210 shares of Series 1 Preferred Stock (representing 1.81% of the total shares of Series 1 Preferred Stock outstanding) of NanoGram. As of the date above, our valuation committee fair valued the Series 1 Preferred Stock of NanoGram held by us at $21,672. The Chief Executive Officer of the company is Timothy S. Jenks.


     *NanoOpto Corporation, located at 1600 Cottontail Lane, Somerset, New Jersey 08873, is developing and manufacturing high performance, integrated optical communications and optical drive sub-components on a chip, based on patented technology. As of September 30, 2003, we held 267,857 shares of Series A-1 Convertible Preferred Stock (representing 10.22% of the total Series A-1 Convertible Preferred Stock outstanding) and 146,921 shares of Series B Convertible Preferred Stock (representing 3.54% of the total Series B Convertible Preferred Stock outstanding) of NanoOpto. As of the date above, our valuation committee fair valued the total amount of shares of NanoOpto held by us at $110,067. The Chief Executive Officer of the company is Barry J. Weinbaum.

     *Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a company with broad-based intellectual property that is initially commercializing applications in macroelectronics, photovoltaics, and chemical and biological sensing. These applications incorporate novel zero and one-dimensional, nanometer-scale materials, such as nanowires and nanodots (quantum dots), as their principal active elements. As of September 30, 2003, we held 803,428 shares of Series C Convertible Preferred Stock (representing 4.03% of the total Series C Convertible Preferred Stock outstanding) of Nanosys. As of the date above, our valuation committee fair valued the Series C Preferred Stock of Nanosys held by us at $1,500,000. The Chief Executive Officer of the company is Lawrence A. Bock.

     *Nantero, Inc., located at 25-D Olympia Avenue, Woburn, Massachusetts 01801, is a spin-off from Harvard University. Nantero intends to be a fabless semiconductor company, focusing on the development of non-volatile random access memory based on carbon nanotubes. As of September 30, 2003, we held 345,070 shares of Series A Convertible Preferred Stock (representing 8.17% of the total Series A Preferred Stock outstanding) and 207,051 shares of Series B Convertible Preferred Stock (representing 3.08% of the total Series B Convertible Preferred Stock outstanding of Nantero. As of the date above, our valuation committee fair valued the total amount of shares of Nantero held by us at $861,309. The Chief Executive Officer of the company is Greg Schmergel.

     *NeoPhotonics Corporation, located at 2911 Zanker Road, San Jose, California 95134, is developing planar optical devices and components to manufacture and offer to leading optical component manufacturers using its patented nanomaterials deposition technology. The company is developing functional component arrays to offer integrated optical "systems on a chip" to component vendors. As of September 30, 2003, we held 1,498,802 shares of Series D Convertible Preferred Stock (representing 3.48% of the total Series D Convertible Preferred Stock outstanding) of NeoPhotonics. As of the date above, our valuation committee fair valued the total amount of shares of Neo held by us at $7,865. The Chief Executive Officer of the company is Timothy S. Jenks.

     *Optiva, Inc., located at 377 Oyster Point Boulevard, Suite 13, South San Francisco, California 94080, is developing and commercializing a new class of nanomaterials for advanced optical applications initially for the flat panel display industry. As of September 30, 2003, we held 1,249,999 shares of the Series C Preferred Stock (representing 4.13% of the total Series C Preferred Stock outstanding) of Optiva. As of the date above, our valuation committee fair valued the Series C Preferred Stock of Optiva held by us at $1,250,000. The Chief Executive Officer of the company is Alan Marty.

         With the exceptions of Alpha, NeuroMetrix, Questech and Experion, each of the foregoing portfolio companies is in its developmental stage or is a start-up business. Although Alpha, NeuroMetrix, Questech and Experion are each generating revenues that are material to them, they are still relatively early-stage companies with the attendant risks. Any of the companies may require additional funding that may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in value. In general, private equity is difficult to obtain, especially in the current economic environment. Each company is dependent upon a single or small number of customers and/or key operating personnel. All of the foregoing companies rely heavily upon the technology associated with their respective business or, in the case of Exponential, with the companies in which it invests. Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions. Lastly, each company is particularly vulnerable to general economic, private equity and capital markets conditions and to changes in government regulation, interest rates or technology.

                        DETERMINATION OF NET ASSET VALUE

         Our investments can be classified into five broad categories for valuation purposes:

         o        Equity-related securities;

         o Investments in intellectual property or patents or research and development in technology or product development;

         o        Long-term fixed-income securities;

         o        Short-term fixed-income investments; and

         o        All other investments.

         The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the board of directors.

         Our board of directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

         Our valuation committee, comprised of at least three or more independent board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the board of directors.

         Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

         The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

         Our valuation policy with respect to the five broad investment categories is as follows:

Equity-Related Securities

         Equity-related securities are carried at fair value using one or more of the following basic methods of valuation:

         Cost. The cost method is based on our original cost. This method is generally used in the early stages of a company's development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method. Some examples of these events are: (1) a major recapitalization; (2) a major refinancing; (3) a significant third-party transaction; (4) the development of a meaningful public market for the company's common stock; and (5) significant positive or negative changes in a company's business.

         Private Market. The private market method uses actual, executed, historical transactions in a company's securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         Public Market. The public market method is used when there is an established public market for the class of the company's securities held by us. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq National Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company's securities, as that market provides the most objective basis for valuation.

         Analytical Method. The analytical method is generally used to value an investment position when there is no established public or private market in the company's securities or when the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our valuation committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the financial condition and operating results of the company, the long-term potential of the business of the company, the values of similar securities issued by companies in similar businesses, the proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws.

Investments in Intellectual Property or Patents or Research and Development in Technology or Product Development

         These investments are carried at fair value using the following basic methods of valuation:

         Cost. The cost method is based on our original cost. This method is generally used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

         Private Market. The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

         Analytical Method. The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our valuation committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.


         As of September 30, 2003, we do not have any investments in intellectual property or patents or research and development in technologies or products.


Long-Term Fixed-Income Securities

         Fixed-income securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available. Securities for which market quotations are not readily available are carried at fair value using one or more of the following basic methods of valuation:

         o Fixed-income securities are valued by independent pricing services that provide market quotations based primarily on quotations from dealers and brokers, market transactions, and other sources.

         o Other fixed-income securities that are not readily marketable are valued at fair value by our valuation committee.

Short-Term Fixed-Income Investments

         Short-term fixed-income investments are valued at market value at the time of valuation. We value short-term debt with remaining maturity of 60 days or less at amortized cost.

All Other Investments

         All other investments are reported at fair value as determined in good faith by the valuation committee.

         The reported values of securities for which market quotations are not readily available and for other assets reflect the valuation committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation. They do not necessarily represent an amount of money that would be realized if we had to sell the securities in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

         As of September 30, 2003, we do not have any of these investments.


                               INVESTMENT POLICIES


Investments and Strategies

         The following is a summary description of the types of assets in which we may invest, the investment strategies we may utilize and the attendant risks associated with our investments and strategies. For a full description of our investments and strategies, please refer to our Annual Report on Form 10-K incorporated by reference to this prospectus.

         Equity, Equity-Related Securities and Debt with Equity Features

         We may invest in equity, equity-related securities and debt with equity features. These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

         We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have turnaround potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

         We may also invest in publicly traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities.

         Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

         Investments in equity securities of private companies involve securities that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from these registrations. Opportunities for sale are more limited than in the case of marketable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if one of our portfolio companies completes an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell. Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for sale and the time when we are able to sell the securities. The prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

         Venture Capital Investments

         We expect to invest in development stage or start-up businesses. Substantially all of our long-term investments are in thinly capitalized, unproven, small companies focused on risky technologies. These businesses also tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential.

         We may own 100% of the securities of a start-up investment for a period of time and may control the company for a substantial period. Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments. Start-up businesses generally have limited product lines, service niches, markets and/or financial resources. Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets and perceptions of potential growth.

         In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

         o        recruiting management;

         o        formulating operating strategies;

         o        creating marketing and advertising campaigns;

         o        assisting in financial planning;

         o        providing management in the initial start-up stages; and

         o        establishing corporate goals.

         We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors. We may also find it necessary or appropriate to provide additional capital of our own. We may introduce these companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not derive income from these companies for the performance of any of the above services.

         We may control, be represented on or have observer rights on the board of directors of a portfolio company by one or more of our officers or directors, who may also serve as officers of the portfolio company. We indemnify our officers and directors for serving on the boards of directors or as officers of portfolio companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may in effect be conducting the operations of the portfolio company. As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company's operations will diminish. Our goal is to assist each company in establishing its own independent capitalization, management and board of directors. We expect to be able to reduce our interest in those start-up companies which become successful.

         Debt Obligations

         We may hold debt securities for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and government agency securities, commercial paper, bankers' acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development stage entities. In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations.

         It is likely that our investments in debt obligations will be of varying quality, including non-rated, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

         The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. Any economic downturn could adversely affect the ability of issuers' lower-rated securities to repay principal and pay interest thereon. The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

         The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

         Foreign Securities

         We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency. In order to maintain our status as a business development company, our investments in the stocks of companies organized outside the U.S. would be limited to 30% of our assets, because we must invest at least 70% of our assets in "qualifying assets" and foreign companies are not "qualifying assets." We do not anticipate investing a significant portion of our assets in foreign companies.

         Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

         Intellectual Property

         We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions.

         Our form of investment may be:

         o funding research and development in the development of a technology;

         o obtaining licensing rights to intellectual property or patents;

         o        acquiring intellectual property or patents; or

         o forming and funding companies or joint ventures to further commercialize intellectual property.

         Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration. Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or start-up company as discussed under "Venture Capital Investments" above.

Other Strategies

         In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

         Borrowing and Margin Transactions

         We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions. We may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose, up to the maximum amounts and percentages permitted for closed-end investment companies under the 1940 Act. The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to 5% of our assets), if in giving effect to the borrowing or issuance, the value of our total assets would be less than 200% of our total liabilities (other than liabilities not constituting senior securities). We may pledge assets to secure any borrowings. We currently have no leverage and have no current intention to issue preferred stock.

         A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments both by acquiring larger positions and by acquiring more positions. Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value. Since any decline in the net asset value of our investments will be borne first by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if we were not leveraged. Any decrease would likely be reflected in a decline in the market price of the common stock. To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with borrowing, our total income will be greater than if borrowings were not used. Conversely, if the income from assets is not sufficient to cover the borrowing costs, our total income will be less than if borrowings were not used. If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate our investments when it may be disadvantageous to do so. Our borrowings for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily. If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules. These sales might be at disadvantageous times or prices.

Repurchase of Shares

         Our shareholders do not have the right to compel us to redeem our shares. We may, however, purchase outstanding shares of our common stock from time to time, subject to approval of our board of directors and compliance with applicable corporate and securities laws. The board of directors may authorize purchases from time to time when they are deemed to be in the best interests of our shareholders, but could do so only after notification to shareholders. The board of directors may or may not decide to undertake any purchases of our common stock.

         Our repurchases of our common shares would decrease our total assets and would therefore likely have the effect of increasing our expense ratio. Subject to our investment restrictions, we may borrow money to finance the repurchase of our common stock in the open market pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce our net assets. If, because of market fluctuations or other reasons, the value of our assets falls below the required 1940 Act coverage requirements, we may have to reduce our borrowed debt to the extent necessary to comply with the requirement. To achieve a reduction, it is possible that we may be required to sell portfolio securities at inopportune times when it may be disadvantageous to do so. Since 1998, we have repurchased a total of 1,828,740 shares of our common stock at a total cost of $3,405,531, or $1.86 per share. Because we intend to continue investing in tiny technology, our board of directors does not currently intend to authorize the purchase of additional shares of our common stock.

Portfolio Company Turnover

         Changes with respect to portfolio companies will be made as our management considers necessary in seeking to achieve our investment objective. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

         Although we expect that many of our investments will be relatively long term in nature, we may make changes in our particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. We may also make general portfolio changes to increase our cash to position us in a defensive posture. We may make portfolio changes without regard to the length of time we have held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which we may have only recently sold.

         The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

Investment Restrictions

         When we were a regulated investment company, pursuant to a requirement under the 1940 Act, we provided that our investment objective and the following investment restrictions were fundamental and could not be changed without the approval of the holders of a majority of our outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). The provisions of the 1940 Act regarding fundamental investment restrictions and objectives are not applicable to business development companies and accordingly we believe that the following restrictions do not apply to us although we have as a matter of fact conducted our operations consistently with them. Satisfaction of these restrictions was measured only at the time of a transaction, with the result that later changes in percentage resulting from changing market values, for example, would not be considered a deviation from policy. Under these restrictions, prior to becoming a business development company, we could not:

         (1) invest more than 25% of the value of our total assets in any one industry;

         (2)      issue senior securities other than:

                  (a) preferred stock not in excess of the excess of 50% of our total assets over any senior securities described in clause (b) below that are outstanding,

                  (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements, and providing guaranties) not in excess of 33 1/3% of our total assets, and

                  (c) borrowings of up to 5% of our total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and
                           (b) above; provided, however, that our obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge our assets other than to secure the issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

                  For purposes of clauses (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any issuance and net of any liabilities and indebtedness that do not constitute senior securities except for liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

         (3) make loans of money or property to any person, except through loans and guaranties to entities, loans of portfolio securities, the acquisition of fixed income obligations consistent with our investment objective and policies or the acquisition of securities subject to repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of our own securities we may be deemed to be an underwriter;

         (5) purchase or sell real estate or interests therein in excess of our total assets;

         (6) purchase or sell commodities or purchase or sell commodity contracts except for hedging purposes or in connection with business operations and except for precious metals and coins; or

         (7) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, in giving effect to the sale, the market value of all securities sold short does not exceed 25%, except short sales "against the box" which are not subject to the limitation, of the value of our total assets and our aggregate short sales of a particular class of securities does not exceed 25% of the then-outstanding securities of that class.

                            MANAGEMENT OF THE COMPANY


Board of Directors and Certain Executive Officers

         Set forth below are the names, ages, positions and principal occupations during the past five years of our directors and executive officers. We have no advisory board. Our business address and that of our officers and directors is 111 West 57th Street, Suite 1100, New York, New York 10019.

                        Positions(s)     Term of  Office
                        Held with        and Length of      Principal Occupations During     Other Directorships
Name and Age            Registrant       Time Served        Past 5 Years                     Held by Director
-------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Charles E. Harris*      Director,        Director,          Chief Executive Officer of the   Harris & Harris
Age: 60                 Chief            Chairman and       Company.                         Enterprises, Inc.,
                        Executive        Chief Executive                                     NeuroMetrix, Inc.,
                        Officer and      Officer since                                       Experion Systems,
                        Chairman of      1984; Chief                                         Inc. and Nanopharma
                        the Board        Compliance                                          Corp.
                                         Officer from
                                         1997 to 2001

Dr. Kelly S.            Director and     Since 2002         Business consultant.             None
Kirkpatrick*            Consultant                          Director, Columbia
Age: 37                                                     Nanotechnology Initiative and
                                                            Director for
                                                            Research and
                                                            Technology
                                                            Initiatives, Office
                                                            of the Executive
                                                            Vice Provost,
                                                            Columbia University,
                                                            2000 to 2002. White
                                                            House Office of
                                                            Science and
                                                            Technology Policy,
                                                            1998 to 2000.

Lori D. Pressman*       Director and     Since 2002         Business consultant.             None
Age: 45                 Consultant                          Technology Licensing Officer,
                                                            1989 to 1995; Assistant
                                                            Director, 1996 to 2000;
                                                            Technology Licensing Office,
                                                            Massachusetts Institute of
                                                            Technology.


INDEPENDENT DIRECTORS:
Dr. C. Wayne Bardin     Director         Since 1994         Consultant.  President,          None
Age: 68                                                     Thyreos Corp., 1998 to 2003.

Dr. Phillip A. Bauman   Director         Since 1998         Orthopedic surgeon.  Assistant   None
Age: 48                                                     Professor, Columbia
                                                            University.

G. Morgan Browne        Director         Since 1992         Chief Financial Officer, Cold    OSI Pharmaceuticals,
Age: 68                                                     Spring Harbor Laboratory since   Inc.
                                                            2001, Administrative Director,
                                                            Cold Spring Harbor Laboratory,
                                                            1995 to 2000.

Dugald A. Fletcher      Director         Since 1996         President and Director,          Gabelli Convertible
Age: 73                                                     Fletcher & Company, Inc.         Securities and Income
                                                                                             Fund. Trustee of the
                                                                                             Gabelli Growth Fund.

Glenn E. Mayer          Director         Since 1981         Senior Vice President, Jesup &   None
Age: 77                                                     Lamont Securities Co., since
                                                            2001.  Senior Vice President,
                                                            Reich & Company, 1991 to 2001.

Charles E. Ramsey       Director         Since 2002         Retired Founder and Principal    Experion Systems,
Age: 60                                                     of Ramsey/Beirne Associates,     Inc., The Seedling
                                                            Inc.  Chair of Bridges to        Group, Inc.
                                                            Community.

Mark A. Parsells        Director         Since November     Chairman, President and Chief    Fusura LLC, Experion
Age: 43                                  2003               Executive Officer of Fusura      Systems, Inc.,
                                                            LLC.                             Wilmington
                                                                                             Renaissance
                                                                                             Corporation and
                                                                                             Winterthur Business
                                                                                             Associates.

James E. Roberts        Director         Since 1995         Executive Vice President and     None
Age: 57                                                     Underwriting Officer, Alea
                                                            North America Company -
                                                            Reinsurance Division, since
                                                            2002.  Vice Chairman,
                                                            Chartwell Reinsurance
                                                            Company.  Chief Executive
                                                            Officer, The Insurance
                                                            Corporation of New York,
                                                            Dakota Specialty Insurance Co.
                                                            and ReCor Insurance Company,
                                                            Inc., 1999 to 2000. Vice
                                                            Chairman, Trenwick America
                                                            Reinsurance Corporation, 1995
                                                            to 2000.
OFFICERS:
Charles E. Harris*      Director,        Director,          Chief Executive Officer of the   Harris & Harris
Age: 60                 Chief            Chairman and       Company.                         Enterprises, Inc.,
                        Executive        Chief Executive                                     NeuroMetrix, Inc.
                        Officer and      Officer since                                       Experion Systems,
                        Chairman of      1984; Chief                                         Inc.  and Nanopharma
                        the Board        Compliance                                          Corp.
                                         Officer from
                                         1997 to 2001

Mel P. Melsheimer       President,       President, Chief   President, Chief Operating       Questech Corporation,
Age: 64                 Chief            Operating          Officer, Chief Financial         Harris & Harris
                        Operating        Officer and        Officer, Chief Compliance        Enterprises, Inc. and
                        Officer, Chief   Chief Financial    Officer and Treasurer of the     Nanotechnologies, Inc.
                        Financial        Officer since      Company.  President of Harris
                        Officer, Chief   1997; Chief        & Harris Enterprises, Inc.
                        Compliance       Compliance
                        Officer and      Officer and
                        Treasurer        Treasurer since
                                         2001

Douglas W. Jamison      Vice President   Since September    Vice President of the            None
Age: 33                                  2002               Company.  Senior technology
                                                            manager, University of Utah
                                                            Technology Transfer Office,
                                                            1997 to 2002.

Helene B. Shavin        Vice             Vice President     Vice President, Controller and   None
Age: 50                 President,       and Controller     Assistant Secretary of the
                        Controller and   since 2001;        Company.  Vice President and
                        Assistant        Assistant          Controller of Harris & Harris
                        Secretary        Secretary since    Enterprises, Inc. since 2001.
                                         2002               Vice President, Citicorp
                                                            Venture Capital, 1986 to 2000.


----------------


         * Charles E. Harris is an "interested person" of the Company, as defined in the 1940 Act, as a beneficial owner of more than 5% of our stock, as a control person of ours and as one of our officers. In addition, each of Dr. Kelly S. Kirkpatrick and Lori D. Pressman may be considered to be an "interested person" of the Company because of the work each does consulting for the Company.


         Messrs. Harris, Melsheimer and Jamison are primarily responsible for the day to day management of our portfolio, and have served in this capacity since 1984, 1997 and 2002, respectively.


         We do not consider that any person other than Charles E. Harris "controls" the Company within the meaning of this item.

Executive Officers

         Charles E. Harris. Mr. Harris currently serves as our Chairman and Chief Executive Officer. He has served as our Chief Executive Officer since July 1984. He has been a member of our board of directors and served as Chairman of the board since April 1984. He also served as our Chief Compliance Officer from February 1997 to February 2001. He was a member of the Advisory Panel for the Congressional Office of Technology Assessment. Prior to joining us, he was Chairman of Wood, Struthers and Winthrop Management Corporation, the investment advisory subsidiary of Donaldson, Lufkin and Jenrette. He is currently a member of the New York Society of Security Analysts. He acts as a Trustee and head of the audit committee of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics. He also serves as a Trustee and head of the audit committee of the Nidus Center, a life sciences business incubator in St. Louis, Missouri, and as a life-sustaining fellow of MIT and as a shareholder of its Entrepreneurship Center. He is an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as a beneficial owner of more than 5% of our common stock, as a control person and as one of our officers.

         Mel P. Melsheimer. Mr. Melsheimer has served as our President, Chief Operating Officer and Chief Financial Officer since February 1997. Since February 2001, he has also served as our Chief Compliance Officer and since July 2001, as Treasurer. From March 1994 to February 1997, he served as a nearly full-time consultant to us or as an officer to one of our portfolio companies. From November 1992 to February 1994, he served as Executive Vice President, Chief Operating Officer and Secretary of Dairy Holdings, Inc.

         Douglas W. Jamison. Mr. Jamison has served as our Vice President since September 2002. Prior to joining us, he worked for five years as a Senior Technology Manager at the University of Utah Technology Transfer Office, where he managed intellectual property.

         Helene B. Shavin. Ms. Shavin has served as our Vice President and Controller since 2001 and as our Assistant Secretary since 2002. Prior to joining us, she was a Vice President with Citicorp Venture Capital from 1986 to 2000.

Board of Directors

         Our board of directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and the oversight of our financing arrangements.

         Interested Directors:

         Charles E. Harris.  See biography under "Executive Officers."

         Kelly S. Kirkpatrick. Dr. Kirkpatrick has served as a member of our board of directors since March 2002. She has served as a consultant to us on nanotechnology and in our due diligence work on Agile Materials & Technologies, Inc. and Optiva, Inc. She is an independent business consultant assessing and advising on early stage, technology start-ups for venture capital companies. From 2000 to 2002, she served in the Office of the Executive Vice Provost of Columbia University as Director of the Columbia University Nanotechnology Initiative and as Director for Research and Technology Initiatives. From 1998 to 2000, she served in the White House Office of Science and Technology Policy as a Senior Policy Analyst involved in the National Nanotechnology Initiative. From 1997 to 1998, she was a Science Policy Coordinator for Sandia National Laboratories. From 1995 to 1996, she served in the office of Senator Joseph Lieberman as Legislative Assistant, Congressional Science and Engineering Fellow. She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

         Lori D. Pressman. Ms. Pressman has served as a member of our board of directors since March 2002. She has served as a consultant to us on tiny technology, intellectual property and in our due diligence work on Chlorogen, Inc., Continuum Photonics, Inc., NanoOpto Corporation, Nanopharma Corp., Nanosys, Inc., Nantero, Inc. and NeoPhotonics Corporation. She also acts as an observer for us at board meetings of certain investee companies in the Boston area. She is a business consultant providing advisory services to start-ups and venture capital companies. She consults internationally on technology transfer practices and metrics for non-profit and government organizations. From 1999 to 2001, she was Chair of the Survey Statistics and Metrics Committee of the Association of University Technology Managers. From September 1989 to July 2000, she was employed by MIT in its Technology Licensing Office. She served as its Technology Licensing Officer from 1989 to 1995 and as Assistant Director from 1996 to 2000. From September 1984 to September 1989, she was Senior Development Engineer at Lasertron, Inc. She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

         Independent Directors:

         C. Wayne Bardin. Dr. Bardin has served as a member of our board of directors since December 1994. From 1998 to 2003, he served as President of Thyreos Corp., a privately held, start-up pharmaceutical company. From 1978 through 1996, he was Vice President of The Population Council. Dr. Bardin's professional appointments have included: Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University and Senior Investigator, Endocrinology Branch, National Cancer Institute. He has also served as a consultant to several pharmaceutical companies. He has been appointed to the editorial boards of 15 journals. He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies.

         Phillip A. Bauman. Dr. Bauman has served as a member of our board of directors since February 1998. He is Senior Attending in Orthopaedic Surgery at St. Luke's/Roosevelt Hospital Center in Manhattan and has served as an elected member of the executive committee of the Medical Board since 2000. He has been Assistant Professor of Orthopaedic Surgery at Columbia University since 1998 and a Vice President of Orthopaedic Associates of New York since 1994. He was elected a fellow of the American Academy of Orthopaedic Surgeons in 1991. He is an active member of the American Orthopaedic Society for Sports Medicine, the New York State Society of Orthopaedic Surgeons and the American Medical Association.

         G. Morgan Browne. Mr. Browne has served as a member of our board of directors since June 1992. Mr. Browne has served since January 2001 as Chief Financial Officer of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics. From 1985 to 2001, he was the Administrative Director of Cold Spring Harbor Laboratory. In prior years, he was active in the management of numerous scientifically based companies as an officer, as an individual consultant and as an associate of Laurent Oppenheim Associates, Industrial Management Consultants. He is a Director of OSI Pharmaceuticals, Inc., a publicly held company principally engaged in drug discovery based on gene transcription. He was a founding director of the New York Biotechnology Association and a founding director of the Long Island Research Institute.

         Dugald A. Fletcher. Mr. Fletcher has served as a member of our board of directors since 1996. He has served as President of Fletcher & Company, Inc., a management consulting firm since 1984. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. Mr. Fletcher's previous business appointments include: adviser to Gabelli/Rosenthal LP, a leveraged buyout fund; Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton; President of Booz-Allen Acquisition Services; Executive Vice President and a Director of Paine Webber, Inc.; and President of Baker, Weeks and Co., Inc., a New York Stock Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc.

         Glenn E. Mayer. Mr. Mayer has served as a member of our board of directors since 1981. In May 2001, he joined Jesup & Lamont Securities Co. as a Senior Vice President. From December 1991 to May 2001, he was a Senior Vice President of Reich & Company, a division of Fahnestock & Company, Inc., a member firm of the New York Stock Exchange. For 15 years prior to that, he was employed by Jesup & Lamont Securities Co. and its successor firms, in the Corporate Finance department.

         Mark A. Parsells. Mr. Parsells has served as a member of our board of directors since November 2003. He is the Chairman, President and Chief Executive Officer of Fusura LLC, an AIG company that is an Internet-based, direct to consumer auto insurance business. He graduated from Emory University (BA), Cornell University (MBA) and Vlerick Leuven Gent Business School (MBA). Previously, he was President and Chief Operating Officer of Citibank Online, worked in executive positions for Bank One and American Express and acted as Special Assistant to U.S. Senator John Heinz.

         Charles E. Ramsey. Mr. Ramsey has served as a member of our board of directors since October 2002. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. An active investor, he is a director of three privately held companies, including Experion Systems, Inc., in which we own an equity interest. He works on construction projects in Nicaragua as a member of the Nicaraguan Initiative Committee for the Presbyterian Churches of the Hudson River and as Chair of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua.

         James E. Roberts. Mr. Roberts has served as a member of our board of directors since 1995. Since 2002, he has been Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company. From October 1999 to November 2002, he was Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company, and Recor Insurance Company Inc., all members of the Trenwick Group, Ltd. From October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company. Prior to assuming those positions, he was Vice Chairman of Trenwick America Reinsurance Corporation from May 1995 to March 2000.

Committees of the Board of Directors

         Our board of directors maintains an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Valuation Committee, a Pricing Committee and an Ad Hoc Long-Term Planning Committee. All of the members of each committee other than Mr. Harris (who sits on the Executive Committee and the Pricing Committee) are non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

         The Executive Committee has and may exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our charter or bylaws. The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2002. The members of the Executive Committee are Messrs. Harris (Chairman), Roberts and Mayer and Dr. Bardin.

         The Audit Committee operates pursuant to a charter. The charter was approved by the board of directors on March 13, 2003. The charter was revised on November 13, 2003 and was approved by the Audit Committee, subject to approval by the board of directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee's responsibilities include recommending the selection of our independent public accountants, reviewing with the independent public accountants the planning, scope and results of their audit and our financial statements and the fees for services performed, reviewing with the independent public accountants the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements. The Audit Committee met four times during 2002. The members of the Audit Committee are Messrs. Fletcher (Chairman) and Mayer and Dr. Bauman, all of whom are considered independent under the rules promulgated by the Nasdaq National Market.

         The Compensation Committee determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers and employees. The Compensation Committee met one time during 2002. The members of the Compensation Committee are Messrs. Roberts (Chairman), Browne and Ramsey and Dr. Bauman.

         The Nominating Committee recommends candidates for election as directors to the board of directors and makes recommendations to the board as to our corporate governance policies. The Nominating Committee met four times during 2002. The members of the Nominating Committee are Messrs. Browne (Chairman) and Ramsey and Drs. Bauman and Bardin.

         The Valuation Committee reviews and approves the valuation of our assets, from time to time, as prescribed by the 1940 Act, pursuant to the guidelines established by our board of directors. The Valuation Committee met four times during 2002. The members of the Valuation Committee are Messrs. Fletcher (Chairman), Browne and Roberts and Dr. Bardin.

         The Pricing Committee was established by the board of directors on October 21, 2003. The Pricing Committee is responsible for approving the price of the offering of our shares of stock, approving the number of shares being offered, providing final approval of the underwriting agreement and handling any other details as are necessary to effect the transaction. The Pricing Committee will cease to exist following the completion of the offering of our shares of stock. The members of the Pricing Committee are Messrs. Harris (Chairman), Fletcher and Mayer.

         The board of directors approved the appointment of an Ad Hoc Long-Term Planning Committee on February 5, 2003, which will act as an advisory committee to the board. The members of the Ad Hoc Long-Term Planning Committee are Messrs. Browne (Chairman), Mayer and Ramsey and Dr. Bardin.

         The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2002.


                                                                 Dollar Range of Equity Securities
Name of Director                                                   Beneficially Owned (1) (2)(3)
---------------------------                             ----------------------------------------------------
Dr. C. Wayne Bardin                                                    $50,001 - $100,000
Dr. Phillip A. Bauman                                                  $50,001 - $100,000
G. Morgan Browne                                                       $50,001 - $100,000
Dugald A. Fletcher                                                     $10,001 - $50,000
Glenn E. Mayer                                                         Over $100,000
Charles E. Ramsey                                                      $50,001 - $100,000
James E. Roberts                                                       $10,001 - $50,000
Charles E. Harris (4)                                                  Over $100,000
Dr. Kelly S. Kirkpatrick (5)                                           $1 - $10,000
Lori D. Pressman (5)                                                   $1 - $10,000
-------------------

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)      The dollar ranges are: none, $1-$10,000, $10,001-$50,000,
         $50,001-$100,000 and over $100,000.

(3) The dollar ranges are based on the price of the equity securities as of December 31, 2002.

(4) Denotes an individual who is an "interested person" as defined in the 1940 Act.

(5) Denotes an individual who may be considered an "interested person" because of consulting work performed for us.


Principal Shareholders

         Set forth below is information as of November 30, 2003 with respect to the beneficial ownership of our common stock by (i) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each of our directors and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. Except for holdings by directors and executive officers, the information in the table below is from publicly available information that may be as of dates earlier than November 30, 2003. At this time, we are unaware of any shareholder owning 5% or more of the outstanding shares of common stock other than the ones noted below. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

                                                        Amount and Nature of       Percentage of Outstanding Common
       Name and Address of Beneficial Owner             Beneficial Ownership                 Shares Owned
       ---------------------------------------       -------------------------     --------------------------------
Directors and Executive Officers:
  Charles E. and Susan T. Harris..............              1,050,893(1)                         9.1
  Dr. C. Wayne Bardin.........................                 20,828(2)                          *
  Dr. Phillip A. Bauman.......................                 22,151(3)                          *
  G. Morgan Browne............................                 34,172                             *
  Dugald A. Fletcher..........................                 12,620                             *
  Douglas W. Jamison..........................                     --                             *
  Dr. Kelly S. Kirkpatrick....................                  2,837                             *
  Glenn E. Mayer..............................                100,000                             *
  Mel P. Melsheimer...........................                 80,210(4)                          *
  Lori D. Pressman............................                  3,400                             *
  Charles E. Ramsey                                            27,666
  James E. Roberts............................                 15,811                             *
  Helene Shavin...............................                  3,000                             *

All directors and executive officers as
  a group (14 persons)........................              1,373,588                            11.9

5% Shareholders:

  Estate of Edwin S. Marks
   135 East 57th Street
   New York, New York 10022...................                656,834                            5.7
  Jonathan Rothschild
   c/o Arterio, Inc.
   1061-B Shary Circle
   Concord, California 94518..................                795,043                            6.9

  Masters Capital Management LLC/Michael
   Masters(5)
   3060 Peachtree Road, N.E., Suite 1815
   Atlanta, Georgia 30305.....................                800,000(6)                         7.0

---------------------


* Less than 1%.

(1) Includes 1,039,559 shares owned by Mrs. Harris and 11,334 shares owned by Mr. Harris.

(2) Includes 4,732 shares owned by Bardin LLC for the Bardin LLC Profit-Sharing Keogh.

(3) Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman's daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman's daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman's daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(4) Includes 16,668 shares which are owned jointly by Mel P. Melsheimer and his wife.

(5) Pursuant to a Schedule 13G dated August 6, 2002, Masters Capital Management LLC ("Masters") and Michael Masters beneficially owned 1,000,000 shares and Marlin Fund Offshore, Ltd. beneficially owned 600,000 shares (all with shared voting and dispositive power). A Form 13F filed on November 14, 2003 by Masters indicated that it beneficially owned 800,000 shares.

(6)  See Footnote 5.


Remuneration of Directors and Others

         The following table sets forth the compensation paid by us for the fiscal year ended December 31, 2002 to our directors and others. During the fiscal year ended December 31, 2002, we did not pay any pension or retirement benefits.

                                                                                    Total Compensation Paid to
Name of Director                              Aggregate Compensation ($)                  Directors ($)
--------------------------------         ---------------------------------         ---------------------------
Dr. C. Wayne Bardin                                              16,000                                16,000
Dr. Phillip A. Bauman                                            20,000                                20,000
G. Morgan Browne(1)                                              20,461                                20,461
Harry E. Ekblom(2)                                               17,781                                17,781
Dugald A. Fletcher                                               17,000                                17,000
Dr. Kelly S. Kirkpatrick(3)                                      48,489                                48,489
Glenn E. Mayer                                                   17,000                                17,000
Lori D. Pressman(4)                                              72,440                                72,440
Charles E. Ramsey                                                 2,242                                 2,242
James E. Roberts                                                 17,000                                17,000
Charles E. Harris(5)                                                  0                                     0
--------------------

(1) Includes $461 for reimbursement for travel expenses to attend board meetings.
(2) Includes $2,039 for reimbursement for travel expenses to attend board meetings.
(3) Includes $2,696 for reimbursement for travel expenses to attend board meetings and $33,906 for consulting services. Ms. Kirkpatrick may be considered an "interested person" because of consulting work performed for us.
(4) Includes $953 for reimbursement for travel expenses to attend board meetings and $59,825 for consulting services. Ms. Pressman may be considered an "interested person" because of consulting work performed for us.
(5)  Mr. Harris is an "interested person" as defined in the 1940 Act.

         Effective June 18, 1998, directors who were not officers received $1,000 for each meeting of the board of directors and $1,000 for each committee meeting they attended in addition to a monthly retainer of $500. Prior to June 18, 1998, the directors were paid $500 for committee meetings and no monthly retainer. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings. The total compensation and reimbursement for expenses paid to all directors in 2002 was $154,682.

         In 1998, the board of directors approved that effective January 1, 1998, 50% of all director fees be used to purchase our common stock from us. However, effective March 1, 1999, the board of directors approved that directors purchase our common stock in the open market, rather than from us. In 2001, the outside directors (i.e., all directors except Mr. Harris) bought a total of 7,944 shares in the open market. In 2002, the outside directors bought 9,524 shares in the open market and 43,426 shares through exercise of rights in a public offering of our common stock.

Remuneration of Chief Executive Officer and Other Executive Officers

         The following table sets forth a summary for each of the last three years ended December 31 of the cash and non-cash compensation paid to our chief executive officer and our other executive officers.


                                                              Annual Compensation
                                                                               Other Annual         All Other
             Name and                               Salary        Bonus        Compensation       Compensation
        Principal Position              Year         ($)          ($)(1)          ($)(2)             ($)(3)
        -------------------------     --------     --------   ------------    --------------     -------------
Charles E. Harris                       2002        221,217         10,503         46,570            165,468
  Chairman of the board & Chief         2001        215,510              0         48,453            232,000
  Executive Officer(4)                  2000        208,315      1,600,287         43,267            224,805
Mel P. Melsheimer                       2002        250,327          3,224              0             12,000
  President, Chief Operating            2001        243,869              0              0             10,500
  Officer, Chief Financial              2000        235,727        491,227              0             10,500
  Officer, Treasurer & Chief
  Compliance Officer
Helene B. Shavin                        2002         85,353          1,161              0             11,000
  Controller                            2001         13,333              0              0              1,867
Susan T. Harris                         2002         12,703              0              0              2,332
  Secretary                             2001         12,376              0              0              1,578
Douglas W. Jamison (5)                  2002         35,936              0              0              1,050
  Vice President

----------------

(1) For 2002, these amounts represent the approximate amounts earned as a result of realized gains during the year ended December 31, 2002 under the Harris & Harris Group, Inc. Employee Profit-Sharing Plan. For 2000, these amounts represent the actual amounts earned for the year ended December 31, 2000 and paid out in 2001. You may find more information on our Employee Profit-Sharing Plan under Incentive Compensation Plans.

(2) Other than those for Mr. Harris, amounts of "Other Annual Compensation" earned by the named executive officers for the periods presented did not meet the threshold reporting requirements.

(3) Except for Mr. Harris, amounts reported represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan. Mr. Harris's 2002 "All Other Compensation" consisted of: $12,000 401(k) Plan employer contribution; $147,478 for his 2002 SERP contribution; and $5,990 in life insurance premiums for the benefit of his beneficiaries. An additional $73,730 was accrued with respect to 2002 for Mr. Harris's SERP account, but was not paid until 2003.

(4)  Mr. Harris has an employment agreement with us.

(5) Because Mr. Jamison joined us in September 2002, his salary reflects partial compensation for 2002.

Incentive Compensation Plans

         As of January 1, 1998, we began implementing the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 1998 Plan, which provided for profit sharing equal to 20% of our net realized income as reflected on the Consolidated Statements of Operations for that year, less nonqualifying gains, if any. We terminated the 1998 Plan as of December 31, 1999, subject to the payment of any amounts owed on the 1999 realized gains under the 1998 Plan.

         In March 2000, we paid out 90% of the profit sharing in the amount of $1,024,696 on the 1999 realized gains; the remaining 10% or $113,855 was paid out in September 2000, upon the completion and filing of our 1999 federal tax return.

         As of January 1, 2000, we implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the Plan, which provides for profit sharing by our officers and employees equal to 20% of our "qualifying income" for that plan year. For the purposes of the Plan, qualifying income is defined as net realized income as reflected on our consolidated statements of operations for that year, less nonqualifying gains, if any.

         Under the Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years. The portion of net after-tax realized gains attributable to asset values as of September 30, 1997 is considered nonqualifying gain, which reduces qualifying income.

         As soon as practicable following the year-end audit, the Audit Committee will determine whether, and if so how much, qualifying income exists for a plan year. Once determined, 90% of the qualifying income will be paid out to Plan participants pursuant to the distribution percentages set forth in the Plan. The remaining 10% will be paid out after we have filed our federal tax return for that plan year. At December 31, 2002, the distribution amounts for each officer and employee were as follows: Charles E. Harris, 13.790%; Mel P. Melsheimer, 4.233%; Helene B. Shavin, 1.524%; and Jacqueline M. Matthews, 0.453%, which together equal 20%. In one case, for a former employee who left other than due to termination for cause, any amount earned will be accrued and may subsequently be paid to the participant.

         On April 26, 2000, our shareholders approved the performance goals under the Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2000. The Code generally provides that a public company such as we are may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to the officer/employee exceeds $1,000,000 in any tax year, unless the payment is made upon the attainment of objective performance goals that are approved by our shareholders.

         As of January 1, 2003, we implemented the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 2002 Plan.

         On October 15, 2002, our shareholders approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2003.

         Under the 2002 Plan, our net realized income includes investment income, realized qualifying gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or loss carry-overs from other years, which we refer to as qualifying income.

         Under the 2002 Plan, awards previously granted to the four current Participants (Messrs. Harris and Melsheimer and Ms. Shavin and Matthews, herein referred to as the "grandfathered participants") will be reduced by 10% with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25% with respect to "Tiny Technology Investments" (as defined in the 2002
Plan) and will become permanent. These reduced awards are herein referred to as "grandfathered participations." The amount by which the awards are reduced will be allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by us whether or not the grandfathered participant is still employed by us or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after the date on which the first new employee begins participating in the 2002 Plan, both current and new participants will be required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

         Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20% of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the awards will be reduced pro rata.

         The 2002 Plan may be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be further modified. Nothing in the 2002 Plan will preclude the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). Under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee currently are as follows: Charles E. Harris, 10.790%; Mel P. Melsheimer, 4.233%; Douglas W. Jamison, 3.0%; Helene B. Shavin, 1.524%; and Jacqueline M. Matthews, 0.453%, which together equal 20%.

         The grandfathered participations are set forth below:

                                                                Grandfathered Participations
                                                                ----------------------------
    Name of Officer/Employee                        Non-Tiny Technology (%)             Tiny Technology (%)
    ------------------------------           ---------------------------------       ----------------------
    Charles E. Harris                                       12.41100                          10.34250
    Mel P. Melsheimer                                        3.80970                           3.17475
    Helene B. Shavin                                         1.37160                           1.14300
    Jacqueline M. Matthews                                   0.40770                           0.33975
    TOTAL                                                   18.00000                          15.00000

         Accordingly, an additional 2% of Qualifying Income with respect to grandfathered Non-Tiny Technology Investments, 5% of Qualifying Income with respect to grandfathered Tiny Technology Investments and the full 20% of Qualifying Income with respect to new investments are available for allocation and reallocation from year to year. Currently Douglas W. Jamison is allocated 0.80% of the Non-Tiny Technology Grandfathered Participations and 2% of the Tiny Technology Grandfathered Participations.

         During 2002, we decreased the profit-sharing accrual by $163,049, bringing the cumulative accrual under the Plan to $15,233 at December 31, 2002. The amounts payable under the Plan for net realized income during the year ended December 31, 2002 are $15,233. We paid out 90% in March 2003 and the remaining 10% upon the completion and filing of our 2002 federal tax return.

Other Information

         We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

         Our custodian is J.P. Morgan Chase Bank, 345 Park Avenue, New York, New York 10154-1002.

         Our transfer and dividend-paying agent is The Bank of New York, 101 Barclay Street, New York, New York 10286.


                           DIVIDENDS AND DISTRIBUTIONS

         As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90% of our investment company taxable income for that taxable year is distributed to our shareholders. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders. If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us. When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit. This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income. The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder. In addition, each shareholder's tax basis in his shares of common stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid. See "Taxation."

         We did not pay a cash dividend or declare a deemed capital gain dividend for 2002. On January 22, 2002, we announced a deemed capital gain dividend for 2001 of $0.0875 per share for a total of $775,620.


                                    TAXATION

Taxation of the Company

         We have elected and qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; and (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of any issuer (subject to the exception described below), and
(ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

         In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2002, but it is possible that we may not receive SEC Certification in future years. Pursuant to the SEC Certification, we are generally entitled to include, in the computation of the 50% value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

         As a regulated investment company, in any fiscal year with respect to which we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to shareholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

         (1) at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

         (2) at least 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company's fiscal year); and

         (3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

         While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

         If in any particular taxable year, we do not qualify as a regulated investment company, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

         We may decide to be taxed as a corporation even if we would otherwise qualify as a regulated investment company.

Company Investments

         We may make certain investments which would subject us to special provisions of the Code that, among other things, may affect the character of the gains or losses realized by us and require us to recognize income or gain without receiving cash with which to make distributions.

         In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to the shareholders their share of the foreign taxes paid by us.

         Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

Taxation of Shareholders

         Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of our earnings and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

         In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in the shareholder's income as long-term capital gains and
(ii) the shareholder's proportionate share of the corporate tax paid by us.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

         A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         In general, federal withholding taxes at a 30% rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by us as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations (a "non-U.S. investor"). Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

Backup Withholding

         We are required in some circumstances to backup withhold on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.


                         CERTAIN GOVERNMENT REGULATIONS

         A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in private investments. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing primarily in privately owned companies.

         As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

         o securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

         o securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to the securities; and

         o cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

         An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

         o does not have a class of securities registered on an exchange or a class of securities with respect to which a broker may extend margin credit;

         o is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

         o        meets other criteria as may be established by the SEC.

         Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.


         To include securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities (whether directly or through cooperating parties) significant managerial assistance such as providing significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.


         As a business development company, we are entitled to issue senior securities in the form of stock or indebtedness, including bank borrowings and debt securities, as long as our senior securities have an asset coverage of at least 200% immediately after each issuance. See "Risk Factors."

         We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our board of directors who are not interested persons and, in some cases, may have to seek prior approval from the SEC.




         As with other companies regulated by the 1940 Act, a business development company must adhere to substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.

         We maintain a code of ethics that establishes procedures for personal investment and restricts some transactions by our personnel. Our code of ethics generally does not permit investment by our employees in private securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549.

         We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of the company's shares present at a meeting if more than 50% of the outstanding shares of the company are present and represented by proxy or (ii) more than 50% of the outstanding shares of the company.

                                 CAPITALIZATION

         We are authorized to issue 25,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of common stock will be fully paid and non-assessable. All shares issued as a result of exercise of the rights will be newly issued shares. Shares of common stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account and (iii) capital stock outstanding for each class of our authorized securities as of October 28, 2003.

                                                           Amount Held by Company or
Title of Class                        Amount Authorized       for its Own Account       Amount Outstanding
-------------------------             -----------------    -------------------------    ------------------

Common Stock                              25,000,000                1,828,740                11,498,845

Preferred Stock                            2,000,000                        0                         0
----------------------------------------------------------------------------------------------------------

Issuance of Preferred Stock

         Our board of directors is authorized by our articles of incorporation to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share. The board of directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including but not limited to the voting rights, redemption provisions, dividend rate and liquidation preference. Any terms must be consistent with the requirements of the 1940 Act. The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to the issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of our preferred stock (other than up to 5% borrowings for temporary purposes). Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

Options and Warrants

         We have no options or warrants outstanding. Under the 1940 Act, we cannot issue options and/or warrants for more than 25% of our outstanding voting securities.

                                  UNDERWRITING


         Subject to the terms and conditions of an underwriting agreement dated , 2003, the underwriter named below has agreed to purchase from us the number of shares of common stock set forth opposite its name below:

          Underwriter                                   Number of Shares
          -----------                                   ----------------

          Punk, Ziegel & Company, L.P.

         The underwriting agreement provides that the obligations of the underwriter are subject to certain conditions precedent, including the absence of any significant negative change in our business and the receipt of certain certificates, opinions and letters from us and our attorneys and independent accountants. The nature of the underwriter's obligation is such that they are committed to purchase all shares of common stock offered hereby if any of the shares are purchased.

         We have granted the underwriter the option, exercisable for 30 days after the date of this prospectus, to purchase up to an aggregate of shares of our common stock at the public offering price, less the underwriting discounts and commissions set forth on the cover page of this prospectus. The underwriter may exercise this option solely to cover unfilled customer orders, if any, in connection with the sale of our common stock.

         The following table summarizes the underwriting discounts and commissions to be paid by us to the underwriter for each share of our common stock and in total. This information is presented assuming either no exercise or full exercise of the underwriter's option to purchase additional shares of our common stock.

                             Per              Aggregate            Aggregate
                             Share          Without Option        With Option
                             -----          --------------        -----------


Underwriting discounts and commissions payable by us

         We have been advised that the underwriter proposes to offer the shares of common stock to the public at the public offering price set forth on the cover page of this prospectus and to some dealers at that price less a concession not in excess of $ per share. The underwriter may allow, and these dealers may re-allow, a concession not in excess of $ per share to certain other dealers. The offering of the shares of common stock is made for delivery when, as and if accepted by the underwriter and subject to prior sale and to withdrawal, cancellation or modification of this offering without notice. The underwriter reserves the right to reject an order for the purchase of shares in whole or in part.

         We and our most senior executive officers have agreed that for a period of 90 days after the date of this prospectus, we and they will not, without the prior written consent of Punk, Ziegel & Company, directly or indirectly: offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer (subject to certain exceptions) any shares of our common stock or securities convertible into or exchangeable or exercisable for shares of our common stock, whether now owned or acquired after the date of this prospectus by any person or with respect to which any person acquires after the date of this prospectus the power of disposition, or file any registration statement under the Securities Act with respect to any of the foregoing, or enter into any swap or other agreement or any other agreement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of our common stock whether any swap or transaction is to be settled by delivery of our common stock or other securities, in cash or otherwise.

         At the request of the Company, the Underwriter has reserved for sale, at the public offering price, up to shares offered hereby for directors, officers and employees of the Company. The number of shares of Common Stock available for sale to the general public will be reduced to the extent such persons purchase such reserved shares. Any reserved shares which are not so purchased will be offered by the Underwriter to the general public on the same basis as the other shares offered hereby.

         Until the offering of the shares of common stock is completed, applicable rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the common stock. As an exception to these rules, the underwriter may engage in certain transactions that stabilize the price of the common stock. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriter of a greater number of shares of common stock than it is required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the common stock while the offering is in progress.

         The underwriter also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriter a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

         These activities by the underwriter may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriter without notice at any time. These transactions may be effected on the Nasdaq National Market, or otherwise.

         We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments which the underwriter may be required to make in respect thereof.


                                  LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of common stock. Certain legal matters in connection with this offering will be passed upon for the underwriter by Greenberg Traurig LLP, Miami, Florida.


                                     EXPERTS

         Our audited financial statements as of December 31, 2002 and for the year then ended have been incorporated by reference from our 2002 Annual Report on Form 10-K in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036. At the 2003 annual meeting, shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent accountants to audit our December 31, 2003 financial statements.


         The financial statements, as of December 31, 1998, 1999, 2000 and 2001 incorporated by reference in this prospectus were audited by Arthur Andersen LLP, independent public accountant, as indicated in their report with respect thereto, are included herein in reliance upon the authority of said firm as experts in giving said report. Arthur Andersen LLP has not consented to the inclusion of their report in this prospectus, and we have not obtained their consent to do so in reliance upon Rule 437a of the Securities Act of 1933. Because Arthur Andersen LLP has not consented to the inclusion of their report in this prospectus, you will not be able to recover against Arthur Andersen LLP under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen LLP or any omissions to state a material fact required to be stated therein.



                    CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

         On February 26, 2002, our Audit Committee approved the dismissal of Arthur Andersen LLP as our independent public accountants effective upon completion of the December 31, 2001 audit, and appointed PricewaterhouseCoopers LLP to serve as our independent public accountants for the year ending December 31, 2002. The appointment of PricewaterhouseCoopers LLP was ratified at our 2002 annual meeting of stockholders held on October 15, 2002.


         Arthur Andersen LLP's reports on our consolidated financial statements for the years ended December 31, 1998, 1999, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 1998, 1999, 2000 and 2001, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for those years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.



                               FURTHER INFORMATION

         We are subject to the informational requirements of the 1934 Act and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, its Northeast Regional Office, 233 Broadway, New York, New York 10279 and its Chicago Regional Office, Suite 900, 175 West Jackson Boulevard, Chicago, Illinois 60604. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a website that contains reports, proxy statements, and other information. The address of the SEC's website is http://www.sec.gov. Copies of this material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the Nasdaq National Market and our reports, proxy statements and other information concerning us can be inspected and copied at the library of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.


                        PRIVACY PRINCIPLES OF THE COMPANY

         We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

         Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

                           HARRIS & HARRIS GROUP, INC.

                                2,000,000 Shares

                                  Common Stock

















                             PUNK, ZIEGEL & COMPANY





                      The date of the prospectus is , 2003

                               ------------------

         Until , all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

         This prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act and the 1940 Act. This prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this prospectus. If given or made, any information or representation must not be relied upon as having been authorized by us. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of common stock offered by this prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of common stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful.

                           PART C -- OTHER INFORMATION



Item 24.  Financial Statements and Exhibits
-------------------------------------------

(1) Financial Statements - The following financial statements have been incorporated by reference into the Registration Statement:



         (a)       Annual Report on Form 10K
         Consolidated Statements of Assets and Liabilities for years ended December 31, 2002, 2001
         2000, 1999 and 1998
         Consolidated Statements of Operations for the years ended
         December 31, 2002, 2001, 2000, 1999 and 1998
         Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001, 2000, 1999 and 1998
         Consolidated Statements of Changes in the Net Assets for the
         years ended December 31, 2002, 2001, 2000, 1999 and 1998
         Consolidated Schedule of Investments as of December 31, 2002, 2001 and 2000
         Footnote to Consolidated Schedule of Investments
         Notes to Consolidated Financial Statements
         Financial Highlights for the years ended December 31,
         2002, 2001, 2000, 1999, 1998
         (b)      Quarterly Reports on Form 10Q
         Consolidated Statements of Operations for the quarters
         ended March 31, 2003 and 2002, June 30, 2003 and 2002, and September 30, 2003 and 2002
         Consolidated Statements of Cash Flows for the three months ended March 31, 2003 and 2002 the six months ended June 30, 2003 and 2002, and the nine months ended September 30, 2003 and 2002
         Consolidated Statements of Changes in the Net Assets for the quarters ended March 31, 2003, and 2002
         June 30, 2003, and 2002 and September 30, 2003 and 2002
         Consolidated Schedule of Investments as of March 31, 2002 and 2003, June 30, 2002 and 2003,
         and September 30, 2002 and 2003
         Footnote to Consolidated Schedule of Investments
         Notes to Consolidated Financial Statements


         Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)      Exhibits:
         ---------

         (a) Restated Certificate of Incorporation of the Company, as amended, incorporated by reference to Exhibit 3.1(a) to the Company's Form 10-K for the year ended December 31, 1995.

         (b) Restated By-laws of the Company, incorporated by reference to
Exhibit 3.1(b) to the Company's Form 10-K for the year ended December 31, 1995 and the Company's Form 10-Q for the quarter ended September 30, 1998.

         (c) Not applicable.

         (d) Subscription Certificate, Beneficial Owner Listing Certification, Notice of Guaranteed Delivery, DTC Participant Over-Subscription Certificate and Specimen certificate of common stock certificate. The Specimen certificate of common stock certificate is hereby incorporated by reference to Exhibit 4 of the Company's registration statement on Form N-2 filed on October 29, 1992.

         (e) Not applicable.

         (f) Not applicable.

         (g) Not applicable.

         (h) Underwriting Agreement between the Company and Punk, Ziegel & Company.(1)

         (i) (1) Harris & Harris Group, Inc. Employee Profit-Sharing Plan, incorporated by reference as Exhibit 10.22 to the Company's Form 10-K for the year ended December 31, 1999.

             (2) Harris & Harris Group, Inc. Directors Stock Purchase Plan 2001, incorporated by reference as Exhibit 10.23 to the Company's Form 10-K for the year ended December 31, 2000.

             (3) Employment Agreement by and between the Company and Charles E. Harris dated October 19, 1999, incorporated by reference to Exhibit (C) to the Company's Form 8-K filed on October 27, 1999.

             (4) Severance Compensation Agreement by and between the Company and Charles E. Harris dated August 15, 1990, incorporated by reference to
Exhibit 10 (s) to the Company's Annual Report on Form 10-K for the year ended December 31, 1990.

             (5) Deferred Compensation Agreement Between Harris & Harris Group, Inc. and Charles E. Harris, incorporated by reference as Exhibit 10.19 to the Company's Form 10-K for the year ended December 31, 1999.

             (6) Trust Under Harris & Harris Group, Inc. Deferred Compensation Agreement, incorporated by reference as Exhibit 10.20 to the Company's Form 10-K for the year ended December 31, 1999.

             (7) Form of Indemnification Agreement which has been established with all directors and executive officers of the Company, incorporated by reference as Exhibit 10.14 to the Company's Form 10-K for the year ended December 31, 1995.

         (j) Harris & Harris Group, Inc. Custodian Agreement with JP Morgan, incorporated by reference to Exhibit 9.1 to the Company's Form 10-K for the year ended December 31, 1995.

         (k) (1) Demand Promissory Note, Corporate Certificate-Borrowing, Statement of Purpose for an Extension of Credit Secured by Margin Stock by and among Harris & Harris Group, Inc. and J.P. Morgan incorporated by reference as
Exhibit 10.16 to the Company's Form 10-K for the year ended December 31, 1997.

         (2) Stock Purchase Agreement, Standstill Agreement and Termination and Release by and among Harris & Harris Group, Inc. and American Bankers Life Assurance Company of Florida dated May 18, 1995, incorporated by reference as
Exhibit 10.13 to the Company's Form 10-K for the year ended December 31, 1995.

             (l) Opinion letter of Skadden, Arps, Slate, Meagher & Flom, LLP.(1)

         (m) Not applicable.

         (n) Consent of the Independent Accountant.(2)

         (o) Not applicable

         (p) Not applicable.

         (q) Not applicable.

         (r) Code of Ethics under 17j-1 under the 1940 Act.(1)

(1)      Previously filed with Pre-Effective Amendment No. 3 on December 19,
         2003.

(2)      Filed herewith.

Item 25.  Marketing Arrangements

Reference is made to the Form of Underwriting Agreement filed with this registration statement.


Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the expenses to be incurred in connection with this offering described in this Registration Statement:

Registration fees                                             $  1,652
Nasdaq listing fee                                            $ 18,500
Printing (other than stock certificates)                      $  3,750
Accounting fees and expenses                                  $ 20,000
Legal fees and expenses                                       $350,000
Miscellaneous                                                 $113,300
                                                              --------
Total                                                         $507,202
                                                              =========

Item 27.  Persons Controlled by or Under Common Control with Company
--------------------------------------------------------------------

                                                         Percentage of voting
                                     Organized           securities owned
At December 31, 2002                 under laws of       by the Registrant
--------------------                 -------------       -----------------
Harris & Harris Enterprises, Inc.    Delaware            100%


Item 28.  Number of Holders of Securities (as of December 19, 2003)


Title of class                              Number of record holders
--------------                              ------------------------
Common stock, $.01 par value                         153

         The Company was advised by its transfer agent that there were 153 holders of record of the common stock that held the common stock for an estimated 6,700 beneficial owners.

Item 29.  Indemnification

         Reference is made to the Form of Underwriting Agreement filed with this registration statement.

         Article 8 ("Article 8") of our Certificate of Incorporation, as adopted by our board of directors in October 1992, and approved by our shareholders in December, 1992, provides for the indemnification of our directors and officers to the fullest extent permitted by applicable New York law, subject to the applicable provisions of the 1940 Act.

         Scope of Indemnification Under New York Law. BCL ss.ss. 721-726 provide that a director or officer of a New York corporation who was or is a party or a threatened party to any threatened, pending or completed action, suit or proceeding (i) shall be entitled to indemnification by the corporation for all expenses of litigation when he is successful on the merits, (ii) may be indemnified by the corporation for judgments, fines, and amounts paid in settlement of, and reasonable expenses incurred in, litigation (other than a derivative suit), even if he is not successful on the merits, if he acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interest of the corporation (and, in criminal proceedings, had no reasonable cause to believe that his conduct was unlawful), and (iii) may be indemnified by the corporation for amounts paid in settlement and reasonable expenses incurred in a derivative suit (i.e., a suit by a shareholder alleging a breach of a duty owed to the corporation by a director or officer) even if he is not successful on the merits, if he acted in good faith, for a purpose which he believed to be in, or not opposed to, the best interest of the corporation. However, no indemnification may be made in accordance with clause (iii) if he is adjudged liable to the corporation, unless a court determines that, despite the adjudication of liability and in view of all of the circumstances, he is entitled to indemnification. The indemnification described in clauses (ii) and
(iii) above and the advancement of litigation expenses, may be made only upon a determination by (i) a majority of a quorum of disinterested directors, (ii) independent legal counsel, or (iii) the shareholders that indemnification is proper because the applicable standard of conduct has been met. In addition, litigation expenses to a director or officer may only be made upon receipt of an undertaking by the director or officer to repay the expenses if it is ultimately determined that he is not entitled to be indemnified. The indemnification and advancement of expenses provided for by BCL ss.ss. 721-726 are not deemed exclusive of any rights the indemnitee may have under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise. When any action with respect to indemnification of directors is taken by amendment to the by-laws, resolution of directors, or agreement, the corporation must mail a notice of the action taken to its shareholders of record by the earlier of (i) the date of the next annual meeting, or (ii) fifteen months after the date of the action taken.

         The foregoing provisions are subject to Section 17(h) of the 1940 Act, which provides that neither the certificate of incorporation or by-laws nor any agreement may protect any director or officer against any liability to the Company or any of its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Indemnification Agreements. Pursuant to the Indemnification Agreement, the Company would indemnify the indemnified director or officer (the "Indemnitee") to the fullest extent permitted by New York law as in effect at the time of execution of the Indemnification Agreement and to such fuller extent as New York law may permit in the future, subject in each case to the applicable provisions of the 1940 Act. An Indemnitee would be entitled to receive indemnification against all judgments rendered, fines levied, and other assessments (including amounts paid in settlement of any claims, if approved by the Company), plus all reasonable costs and expenses (including attorneys' fees) incurred in connection with the defense of any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative (an "Action"), related to or arising from (i) any actual or alleged act or omission of the Indemnitee at any time as a director, officer, employee, or agent of the Company or any of its affiliates or subsidiaries, or (ii) the Indemnitee's past, present, or future status as a director, officer, employee or agent of the Company or any of its affiliates or subsidiaries. An Indemnitee would also be entitled to advancement of all reasonable costs and expenses incurred in the defense of any Action upon a finding by a court or an opinion of independent counsel that the Indemnitee is more likely than not to prevail. If the Company makes any payment to the Indemnitee under the Indemnification Agreement and it is ultimately determined that the Indemnitee was not entitled to be indemnified, the Indemnitee would be required to repay the Company for all amounts paid to the Indemnitee under the Indemnification agreement. An Indemnitee would not be entitled to Indemnification or advancement of expenses under the Indemnification Agreement with respect to any proceeding or claim brought by him against the Company.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         We maintain directors' and officers' liability insurance.

Item 30.  Business and Other Connections of Investment Adviser

         Not applicable, because the Company has no investment adviser.

Item 31.  Location of Accounts and Records

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated there under are maintained at the offices of the Company at 111 West 57th Street, Suite 1100, New York, New York 10019. Certain accounts, books and other documents pertaining to the Company's subsidiaries are maintained at 111 West 57th Street, Suite 1100, New York, New York 10019.

Item 32.  Management Services

         None.

Item 33.  Undertakings

         1. The Company undertakes to suspend the offering of its shares until it amends its prospectus if:

                  (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10 % from its net asset value per share as of the effective date of the Registration Statement; or

                  (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. The Company undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Company proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940.

         3. Not applicable.

         4. The Company hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (1)      to include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         5. The Company hereby undertakes:

                  (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. Not Applicable.

                                    EXHIBITS

          (n)     Consent of the Independent Accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of December, 2003.




                           HARRIS & HARRIS GROUP, INC.

                           By: /s/  Charles E. Harris
                               ----------------------------------------
                               Name:  Charles E. Harris
                               Title: Chairman of the Board and Chief Executive
                                      Officer
                                      (Principal Executive Officer)


         Pursuant to the requirements of the Securities Exchange Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

              Signature                                       Title                                 Date
-------------------------------------           -----------------------------               ------------------
 /s/ Charles E. Harris                                Chairman of the Board and              December 24, 2003
-------------------------------------                 Chief Executive Officer
 Charles E. Harris                                  (Principal Executive Officer)


 /s/ Mel P. Melsheimer                           President, Chief Operating Officer          December 24, 2003
-------------------------------------               and Chief Financial Officer
 Mel P. Melsheimer                                  (Principal Financial Officer)


                *                                             Director
-------------------------------------
 Dr. C. Wayne Bardin

                *                                             Director
-------------------------------------
 Dr. Phillip A. Bauman

                *                                             Director
-------------------------------------
 G. Morgan Browne

                *                                             Director
-------------------------------------
 Dugald A. Fletcher

                *                                             Director
-------------------------------------
 Dr. Kelly S. Kirkpatrick

                *                                             Director
-------------------------------------
 Glenn E. Mayer

                *                                             Director
-------------------------------------
 Mark Parsells

                *                                             Director
-------------------------------------
 Lori D. Pressman

                *                                             Director
-------------------------------------
 Charles E. Ramsey

                *                                             Director
-------------------------------------
 James E. Roberts



                  *By:  /s/  Charles E. Harris
                        -----------------------------
                           Attorney-in-fact